UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – March 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2014
Vanguard Strategic Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Strategic Equity Fund	16.16%
MSCI US Small + Mid Cap 2200 Index	12.32
Mid-Cap Core Funds Average	11.37
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$27.34	$31.38	$0.360	$0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks finished the six months ended March 31 substantially higher, although markets grew choppier in the second half of the period. Initially, stocks were buoyed by solid corporate earnings, positive economic data, and continuing monetary support from the Federal Reserve. The outlook became more clouded as investors considered weather-affected economic data and bouts of political and economic instability in some emerging markets.

The subset of mid- and small-capitalization stocks held by Vanguard Strategic Equity Fund returned 16.16% for the half year, well ahead of the 12.32% return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and the 11.37% average return of its peer group.

The fund’s gains were broad-based, with all ten market sectors advancing, nine of them by double digits. Industrials, information technology, and energy turned in the strongest relative performances. Health care and consumer discretionary were the only sectors in which the fund lagged its benchmark.

2

Despite recent volatility, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy grew modestly.

The Federal Reserve’s stimulative bond-buying program has helped support the market for several years. But since January, the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has somewhat improved, posted a strong advance, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed lost ground following a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

The advisor’s stock selection model generated benchmark-beating returns
The fund’s advisor, Vanguard Equity Investment Group, uses a computer-driven quantitative model to select stocks from

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.29%	1.21%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Core Funds.

4

among the approximately 2,200 in its benchmark. The model is built to identify stocks with characteristics that the advisor believes are most likely to produce above-average returns over the long term. The result is a narrower slice of the small- and mid-cap market—the fund held about 400 stocks at the end

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

5

of March—but without the significant additional relative risk that market-cap tilts or sector allocation strategies might entail.

Over the six months, the model was particularly successful in industrials, which produced more than one-third of the fund’s outperformance. Airline holdings stood out, helped by greater pricing power and industry consolidation. Defense contractors and machinery manufacturers also provided relative strength.

In information technology, the fund’s company-by-company analysis found opportunities that paid off across a wide range of segments, including computer hardware manufacturers, semiconductor companies, service providers, and software developers.

The energy sector also returned significantly more for the fund than for its benchmark, thanks primarily to a handful of oil and gas companies, specifically in drilling and refining.

Overall fund returns from the consumer discretionary and health care sectors fell shy of the benchmark’s. The main detractors were retailers, both online and brick-and-mortar, and health care equipment manufacturers.

More information about the advisor’s management of the fund can be found in the Advisor’s Report that follows this letter.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard®, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

6

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2014

7

Advisor’s Report

For the fiscal half year ended March 31, 2014, Vanguard Strategic Equity Fund had a total return of 16.16%, outperforming its benchmark by 3.84 percentage points. Overall, equities continued to produce robust returns. The broad U.S. equity market was up about 12%. Large- and smaller-capitalization stocks performed in a similar manner, as measured by MSCI indexes. U.S. equities outpaced those of other developed countries, while emerging markets continued to underperform. Performance within the benchmark was broad-based, with all ten sectors generating positive returns. Results were best in industrials, materials, and health care. Consumer discretionary, energy, and financial companies lagged.

The Federal Reserve Bank announced reductions to its stimulative bond-buying programs. And Chairwoman Janet Yellen’s testimony to Congress suggested that tapering was likely to continue despite winter-related weakness in economic data. There were no major fiscal surprises during the period, and without new policy stimulus (and even with reductions), the economy seems to be improving; the Institute for Supply Management (ISM) Manufacturing Index has consistently been above 50—a reading that points to expansion. Annualized GDP growth has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine. China has seen its growth rate decelerate as it goes through economic rebalancing to increase consumption and decrease investment; Latin America, in turn, has struggled because of China’s weaker demand. The uncertainty triggered by these developments has driven equity market volatility higher.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our process compares stocks within industry groups to identify those with characteristics that we believe will enable them to outperform over the long run. We use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then construct our portfolio aiming to maximize return and minimize exposure to risks relative to our benchmark, such as market-cap risk, that our research indicates do not improve returns.

Over the period, our model was effective in producing positive stock selection results in eight of the ten sectors, most strongly in industrials, information technology, and energy. We underperformed in health care and consumer discretionary.

Among individual stocks, the largest contributors were overweight positions in Trinity Industries, Helmerich & Payne, and American Airlines. Compared with the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Tesla Motors and Pharmacyclics.

8

Unfortunately, we were not able to avoid all poor performers. Overweight positions in Best Buy, GameStop, and ResMed detracted from results. Underweighting certain companies that our model’s fundamentals did not positively identify, such as Illumina and Avago Technologies, hurt our overall relative performance.

The stock-specific risk that we assume in the portfolio has paid off so far this year, but risk can reward or punish us in the near term. We believe the fund offers a strong mix of stocks with attractive valuation and growth characteristics compared with its benchmark.

We thank you for your investment and look forward to the rest of the fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 21, 2014

9

Strategic Equity Fund

Fund Profile
As of March 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Number of Stocks	394	2,172	3,674
Median Market Cap	$5.2B	$5.8B	$43.7B
Price/Earnings Ratio	19.5x	26.4x	20.1x
Price/Book Ratio	2.8x	2.5x	2.6x
Return on Equity	12.6%	12.5%	17.2%
Earnings Growth
Rate	15.7%	13.1%	12.4%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	60%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.10%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Consumer Discretionary	14.7%	15.4%	12.8%
Consumer Staples	5.4	4.6	8.4
Energy	6.6	6.9	9.4
Financials	20.0	20.0	17.6
Health Care	11.0	10.8	13.0
Industrials	14.4	15.3	11.5
Information Technology	16.7	15.9	18.1
Materials	6.0	6.1	3.9
Telecommunication
Services	0.4	0.8	2.2
Utilities	4.8	4.2	3.1

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.98	0.96
Beta	1.06	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Western Digital Corp.	Computer Storage &
	Peripherals	1.1%
Tyson Foods Inc.	Packaged Foods &
	Meats	1.0
O'Reilly Automotive Inc.	Automotive Retail	1.0
Mylan Inc.	Pharmaceuticals	1.0
Helmerich & Payne Inc.	Oil & Gas Drilling	1.0
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	1.0
Ameren Corp.	Multi-Utilities	0.9
Everest Re Group Ltd.	Reinsurance	0.9
American Airlines Group
Inc.	Airlines	0.9
Comerica Inc.	Diversified Banks	0.9
Top Ten		9.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratio was 0.27%.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	30.15%	26.87%	8.81%

See Financial Highlights for dividend and capital gains information.

11

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.6%)
*	O’Reilly Automotive Inc.	346,100	51,358
	GameStop Corp. Class A	1,086,300	44,647
	Cablevision Systems Corp.
	Class A	2,442,400	41,203
	Domino’s Pizza Inc.	498,520	38,371
	Hanesbrands Inc.	450,700	34,470
	Dillard’s Inc. Class A	337,170	31,155
	Best Buy Co. Inc.	1,126,300	29,746
*	Starz	849,300	27,415
	Brinker International Inc.	516,950	27,114
	Goodyear Tire
	& Rubber Co.	948,000	24,771
^	Sturm Ruger & Co. Inc.	353,400	21,133
^	Buckle Inc.	445,000	20,381
	PetSmart Inc.	287,800	19,827
*,^	Smith & Wesson
	Holding Corp.	1,284,100	18,774
*	Murphy USA Inc.	454,100	18,432
	Wyndham Worldwide Corp.	226,100	16,557
*	Jack in the Box Inc.	255,500	15,059
	Hasbro Inc.	268,000	14,906
*,^	Outerwall Inc.	197,990	14,354
	Brown Shoe Co. Inc.	492,200	13,063
*	Grand Canyon
	Education Inc.	256,000	11,955
	Starwood Hotels
	& Resorts Worldwide Inc.	141,200	11,240
	Whirlpool Corp.	72,300	10,806
*	ANN Inc.	253,400	10,511
	Thor Industries Inc.	172,100	10,508
*,^	Hovnanian Enterprises Inc.
	Class A	1,880,200	8,893
	Cheesecake Factory Inc.	185,500	8,835
	Brunswick Corp.	183,800	8,324
	Newell Rubbermaid Inc.	261,600	7,822
	Tupperware Brands Corp.	91,400	7,656
	Lear Corp.	86,400	7,233

			Market
			Value
		Shares	($000)
*	Tower International Inc.	253,800	6,909
	Nutrisystem Inc.	456,100	6,873
*	MGM Resorts International	244,500	6,323
	Graham Holdings Co.
	Class B	8,500	5,982
*	Red Robin Gourmet
	Burgers Inc.	81,100	5,813
	Staples Inc.	500,100	5,671
	GNC Holdings Inc. Class A	127,000	5,591
	Royal Caribbean Cruises Ltd.	100,000	5,456
	Harman International
	Industries Inc.	50,000	5,320
	Regal Entertainment Group
	Class A	284,400	5,313
*	Bloomin’ Brands Inc.	217,100	5,232
*	Tenneco Inc.	89,595	5,203
	Cracker Barrel Old Country
	Store Inc.	50,400	4,901
*	Visteon Corp.	52,600	4,652
*	Steven Madden Ltd.	127,100	4,573
	Leggett & Platt Inc.	118,200	3,858
*	Live Nation
	Entertainment Inc.	167,000	3,632
*	Liberty Interactive Corp.
	Class A	104,300	3,011
*	Fossil Group Inc.	24,600	2,869
*	Express Inc.	178,500	2,835
*	Lamar Advertising Co.
	Class A	53,300	2,718
	Gentex Corp.	84,400	2,661
	Foot Locker Inc.	55,000	2,584
*	Marriott Vacations
	Worldwide Corp.	41,500	2,320
	CST Brands Inc.	72,100	2,252
*	Overstock.com Inc.	113,800	2,242
*	Lumber Liquidators
	Holdings Inc.	22,100	2,073
	NACCO Industries Inc.
	Class A	34,000	1,843
			745,229

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
Consumer Staples (5.4%)
	Tyson Foods Inc. Class A	1,169,400	51,465
	Sanderson Farms Inc.	379,600	29,795
*	Rite Aid Corp.	4,498,700	28,207
*	Keurig Green
	Mountain Inc.	220,600	23,293
*	Pilgrim’s Pride Corp.	878,700	18,382
*	Constellation Brands Inc.
	Class A	200,000	16,994
	Bunge Ltd.	172,955	13,752
	Coca-Cola Enterprises Inc.	246,700	11,782
	Andersons Inc.	184,350	10,921
	Lancaster Colony Corp.	108,519	10,789
	Herbalife Ltd.	175,478	10,050
*	SUPERVALU Inc.	1,331,700	9,109
	Energizer Holdings Inc.	70,800	7,132
	Nu Skin Enterprises Inc.
	Class A	80,300	6,653
	Dr Pepper Snapple
	Group Inc.	100,000	5,446
*	USANA Health
	Sciences Inc.	65,700	4,950
	Vector Group Ltd.	223,600	4,816
	Molson Coors Brewing Co.
	Class B	80,600	4,744
	Safeway Inc.	125,000	4,618
	Clorox Co.	34,700	3,054
			275,952
Energy (6.6%)
	Helmerich & Payne Inc.	469,792	50,531
	Core Laboratories NV	224,800	44,609
*,^	Ultra Petroleum Corp.	1,461,900	39,311
	Western Refining Inc.	841,400	32,478
	Exterran Holdings Inc.	698,600	30,655
	Cabot Oil & Gas Corp.	572,800	19,407
*	SEACOR Holdings Inc.	203,700	17,604
	Green Plains Renewable
	Energy Inc.	546,000	16,358
	Cimarex Energy Co.	105,300	12,542
	SM Energy Co.	129,700	9,246
*	Matador Resources Co.	341,800	8,371
	Denbury Resources Inc.	488,700	8,015
*,^	Quicksilver
	Resources Inc.	2,690,900	7,077
	Nabors Industries Ltd.	212,000	5,226
	Plains GP Holdings LP
	Class A	180,200	5,042
	Oceaneering
	International Inc.	67,000	4,815
	Bristow Group Inc.	57,500	4,342
*	Hornbeck Offshore
	Services Inc.	77,900	3,257
*	Newfield Exploration Co.	100,000	3,136
*	Matrix Service Co.	82,500	2,787
	RPC Inc.	129,400	2,642

			Market
			Value
		Shares	($000)
	Patterson-UTI Energy Inc.	78,200	2,477
*	Gran Tierra Energy Inc.	303,900	2,273
*	Oil States International Inc.	19,700	1,942
			334,143
Financials (19.9%)
	Everest Re Group Ltd.	296,500	45,379
	Comerica Inc.	865,600	44,838
	Huntington
	Bancshares Inc.	4,182,800	41,703
	KeyCorp	2,784,930	39,657
	Regions Financial Corp.	3,239,100	35,986
*	Portfolio Recovery
	Associates Inc.	617,700	35,740
	Torchmark Corp.	443,795	34,927
	RenaissanceRe
	Holdings Ltd.	306,700	29,934
*	E*TRADE Financial Corp.	1,234,400	28,416
	East West Bancorp Inc.	689,400	25,163
*,^	World Acceptance Corp.	333,019	25,003
	Host Hotels
	& Resorts Inc.	1,199,900	24,286
	Protective Life Corp.	458,500	24,113
	XL Group plc Class A	729,400	22,794
*	Howard Hughes Corp.	121,200	17,297
	Kimco Realty Corp.	759,500	16,618
*	Popular Inc.	533,900	16,546
	Omega Healthcare
	Investors Inc.	486,600	16,311
	Platinum Underwriters
	Holdings Ltd.	259,300	15,584
	Plum Creek Timber Co. Inc.	363,200	15,269
	Extra Space Storage Inc.	313,540	15,210
	Corrections Corp.
	of America	478,732	14,994
	EPR Properties	275,900	14,730
	Retail Properties
	of America Inc.	1,078,600	14,604
	Moody’s Corp.	176,400	13,992
*	Realogy Holdings Corp.	295,100	12,822
	RLJ Lodging Trust	472,700	12,640
	Lincoln National Corp.	238,900	12,105
	Weingarten Realty
	Investors	392,500	11,775
^	Lexington Realty Trust	1,072,800	11,704
	Geo Group Inc.	357,100	11,513
	Ryman Hospitality
	Properties Inc.	263,200	11,191
	Brandywine Realty Trust	757,032	10,947
*	Arch Capital Group Ltd.	184,826	10,635
	Regency Centers Corp.	202,700	10,350
	Apartment Investment
	& Management Co.
	Class A	338,700	10,236
	Pennsylvania REIT	560,800	10,122

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Waddell & Reed Financial
	Inc. Class A	135,000	9,939
	Sovran Self Storage Inc.	132,300	9,717
	Umpqua Holdings Corp.	516,800	9,633
	Montpelier Re Holdings Ltd.	323,400	9,624
*	United Community
	Banks Inc.	467,200	9,068
	Unum Group	256,300	9,050
	Associated Banc-Corp	464,200	8,383
	Nelnet Inc. Class A	203,912	8,340
*	Credit Acceptance Corp.	55,422	7,878
	Primerica Inc.	166,100	7,825
	CNO Financial Group Inc.	392,900	7,112
*	Strategic Hotels
	& Resorts Inc.	679,200	6,921
	Washington Federal Inc.	291,600	6,794
	Spirit Realty Capital Inc.	598,100	6,567
	RAIT Financial Trust	768,200	6,522
	Inland Real Estate Corp.	605,000	6,383
	Ashford Hospitality
	Trust Inc.	489,100	5,512
	Rayonier Inc.	118,800	5,454
	Provident Financial
	Services Inc.	293,425	5,390
	Altisource Residential Corp.	169,300	5,343
	CoreSite Realty Corp.	164,300	5,093
	SL Green Realty Corp.	50,000	5,031
	Sunstone Hotel
	Investors Inc.	361,900	4,969
	Hospitality Properties Trust	172,200	4,946
	Allied World Assurance Co.
	Holdings AG	46,600	4,809
	Legg Mason Inc.	97,800	4,796
	Cathay General Bancorp	185,510	4,673
	PrivateBancorp Inc.	152,500	4,653
	StanCorp Financial
	Group Inc.	65,800	4,395
	Axis Capital Holdings Ltd.	91,400	4,191
	Equity Lifestyle
	Properties Inc.	100,400	4,081
	MB Financial Inc.	124,000	3,839
	American Realty Capital
	Properties Inc.	250,421	3,511
	Home Properties Inc.	55,500	3,337
	Assurant Inc.	49,700	3,229
	Realty Income Corp.	75,900	3,101
	UDR Inc.	120,000	3,100
	ING US Inc.	83,100	3,014
	Sabra Health Care REIT Inc.	97,500	2,719
*	Western Alliance Bancorp	106,900	2,630
	National Health
	Investors Inc.	42,100	2,545
	National Retail
	Properties Inc.	73,700	2,529

			Market
			Value
		Shares	($000)
	Apollo Residential
	Mortgage Inc.	153,400	2,490
	Ramco-Gershenson
	Properties Trust	148,300	2,417
	Highwoods Properties Inc.	61,000	2,343
	Douglas Emmett Inc.	78,900	2,141
	Aspen Insurance
	Holdings Ltd.	49,700	1,973
	CIT Group Inc.	40,000	1,961
			1,015,105
Health Care (10.9%)
*	Mylan Inc.	1,041,300	50,847
*	Endo Health Solutions Inc.	606,600	41,643
	Omnicare Inc.	652,100	38,911
	CR Bard Inc.	250,500	37,069
*	Salix Pharmaceuticals Ltd.	315,100	32,647
^	ResMed Inc.	685,783	30,648
*	Charles River Laboratories
	International Inc.	501,700	30,273
*	Quintiles Transnational
	Holdings Inc.	423,700	21,511
*	Covance Inc.	201,100	20,894
*	Isis Pharmaceuticals Inc.	423,900	18,317
*	Boston Scientific Corp.	1,311,400	17,730
*	Thoratec Corp.	400,200	14,331
*	Magellan Health
	Services Inc.	237,100	14,072
	West Pharmaceutical
	Services Inc.	313,600	13,814
	Universal Health
	Services Inc. Class B	156,700	12,860
*	Align Technology Inc.	245,700	12,725
*	United Therapeutics Corp.	119,300	11,218
^	PDL BioPharma Inc.	1,344,400	11,172
*	PAREXEL
	International Corp.	202,200	10,937
*	Centene Corp.	165,200	10,284
*	Brookdale Senior Living Inc.
	Class A	304,700	10,210
*,^	Myriad Genetics Inc.	298,600	10,209
	Questcor
	Pharmaceuticals Inc.	130,500	8,473
	Chemed Corp.	88,700	7,934
*	CareFusion Corp.	191,100	7,686
*	VCA Antech Inc.	236,900	7,635
*	Cyberonics Inc.	113,700	7,419
*	Bruker Corp.	323,400	7,370
	Quest Diagnostics Inc.	90,000	5,213
*	Mettler-Toledo
	International Inc.	16,300	3,842
*	Hospira Inc.	87,000	3,763
*	Henry Schein Inc.	30,000	3,581
	Select Medical
	Holdings Corp.	279,300	3,477

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Jazz Pharmaceuticals plc	25,000	3,467
	Ensign Group Inc.	67,000	2,924
*	Seattle Genetics Inc.	56,100	2,556
	HealthSouth Corp.	68,260	2,453
*	MedAssets Inc.	97,900	2,419
*	Health Net Inc.	64,500	2,194
			554,728
Industrials (14.4%)
*	American Airlines
	Group Inc.	1,232,100	45,095
	Huntington Ingalls
	Industries Inc.	428,900	43,859
	Trinity Industries Inc.	604,200	43,545
	L-3 Communications
	Holdings Inc.	356,700	42,144
	Cintas Corp.	568,900	33,912
	EnerSys Inc.	448,557	31,080
	Alaska Air Group Inc.	319,490	29,812
	Towers Watson & Co.
	Class A	257,000	29,311
	Flowserve Corp.	340,800	26,698
*	Spirit AeroSystems
	Holdings Inc. Class A	940,200	26,504
	AO Smith Corp.	568,200	26,149
	Alliant Techsystems Inc.	151,700	21,564
	RR Donnelley & Sons Co.	1,168,100	20,909
*	JetBlue Airways Corp.	1,784,300	15,506
*	Spirit Airlines Inc.	217,700	12,931
	Southwest Airlines Co.	528,600	12,480
	Lincoln Electric
	Holdings Inc.	163,600	11,781
	Deluxe Corp.	223,013	11,701
	AMERCO	45,740	10,617
	Hyster-Yale Materials
	Handling Inc.	105,600	10,296
*	Taser International Inc.	553,000	10,114
	Pitney Bowes Inc.	382,300	9,936
*	United Continental
	Holdings Inc.	215,900	9,636
	Pentair Ltd.	118,000	9,362
	Exelis Inc.	463,100	8,804
	Steelcase Inc. Class A	518,400	8,611
	AGCO Corp.	155,000	8,550
	Masco Corp.	378,900	8,415
	Dun & Bradstreet Corp.	80,100	7,958
*	Sensata Technologies
	Holding NV	185,000	7,888
	ITT Corp.	179,300	7,667
	Toro Co.	119,200	7,532
	Fluor Corp.	95,000	7,384
	Manpowergroup Inc.	93,400	7,363
*	AECOM Technology Corp.	218,900	7,042
	Oshkosh Corp.	114,600	6,746
	Generac Holdings Inc.	114,100	6,728
*	B/E Aerospace Inc.	66,800	5,798

			Market
			Value
		Shares	($000)
	IDEX Corp.	72,900	5,314
	Textron Inc.	135,000	5,304
*	Trex Co. Inc.	68,700	5,026
	Lennox International Inc.	55,000	5,000
	Manitowoc Co. Inc.	156,800	4,931
	Pall Corp.	51,500	4,608
	Mueller Water Products Inc.
	Class A	446,500	4,242
	GATX Corp.	61,400	4,168
	Standex International Corp.	76,450	4,096
*	WABCO Holdings Inc.	37,000	3,906
*	United Rentals Inc.	40,600	3,855
*	MRC Global Inc.	141,900	3,826
*	Hexcel Corp.	81,000	3,527
	Arkansas Best Corp.	93,600	3,459
	Terex Corp.	67,700	2,999
*	Saia Inc.	76,050	2,906
	Barnes Group Inc.	73,000	2,808
	Crane Co.	37,900	2,697
	Ryder System Inc.	32,900	2,629
	Brink’s Co.	70,800	2,021
	G&K Services Inc. Class A	31,100	1,902
			730,652
Information Technology (16.6%)
	Western Digital Corp.	626,100	57,488
*	Alliance Data
	Systems Corp.	181,100	49,341
*,^	Advanced Micro
	Devices Inc.	10,445,435	41,886
*	Gartner Inc.	602,291	41,823
*	Take-Two Interactive
	Software Inc.	1,852,900	40,634
	Seagate Technology plc	652,050	36,619
*,^	SunPower Corp. Class A	1,100,700	35,509
*	Micron Technology Inc.	1,463,600	34,629
	Lexmark International Inc.
	Class A	696,800	32,255
*	Manhattan Associates Inc.	875,400	30,665
	Anixter International Inc.	282,508	28,680
*	CACI International Inc.
	Class A	349,000	25,756
*	CoreLogic Inc.	626,000	18,805
*	Aspen Technology Inc.	442,600	18,748
	Jack Henry
	& Associates Inc.	333,300	18,585
	Computer Sciences Corp.	277,900	16,902
	Xilinx Inc.	300,000	16,281
*	Electronic Arts Inc.	536,300	15,558
	Heartland Payment
	Systems Inc.	362,500	15,026
	Broadridge Financial
	Solutions Inc.	381,700	14,176
*	Freescale
	Semiconductor Ltd.	577,000	14,085
	Harris Corp.	176,500	12,913

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Avnet Inc.	269,100	12,521
*	Electronics For Imaging Inc.	282,100	12,218
*	Tech Data Corp.	198,900	12,125
	DST Systems Inc.	118,530	11,235
	Marvell Technology
	Group Ltd.	700,000	11,025
*	Brocade Communications
	Systems Inc.	1,031,700	10,946
*	Unisys Corp.	351,200	10,698
*	Ubiquiti Networks Inc.	226,200	10,285
	MAXIMUS Inc.	227,080	10,187
*	Fiserv Inc.	174,000	9,864
*	Lam Research Corp.	176,500	9,707
*	SYNNEX Corp.	146,074	8,854
*	Ingram Micro Inc.	299,500	8,853
*	Acxiom Corp.	223,200	7,677
*	Cirrus Logic Inc.	384,600	7,642
*	RF Micro Devices Inc.	916,500	7,222
	LSI Corp.	459,250	5,084
*	Synaptics Inc.	82,900	4,976
*	MicroStrategy Inc. Class A	41,900	4,835
*	ON Semiconductor Corp.	500,000	4,700
	Linear Technology Corp.	90,000	4,382
*	CommVault Systems Inc.	64,700	4,202
	NVIDIA Corp.	225,000	4,030
*	Applied Micro Circuits Corp.	377,400	3,736
*	Red Hat Inc.	70,000	3,709
	Mentor Graphics Corp.	150,000	3,303
	SanDisk Corp.	37,400	3,036
*	Angie’s List Inc.	238,600	2,906
*	Zebra Technologies Corp.	40,700	2,825
*	International Rectifier Corp.	99,700	2,732
*	Rambus Inc.	249,300	2,680
*	Ciena Corp.	117,000	2,661
*	Sapient Corp.	154,400	2,634
*	Vistaprint NV	50,000	2,461
*	Silicon Graphics
	International Corp.	199,800	2,454
			844,769
Materials (6.0%)
	Packaging Corp. of America	621,700	43,749
	Avery Dennison Corp.	570,100	28,887
	Eastman Chemical Co.	262,486	22,629
	Westlake Chemical Corp.	330,772	21,891
	Olin Corp.	756,400	20,884
*	Owens-Illinois Inc.	551,800	18,667
	Valspar Corp.	246,900	17,806
	Cytec Industries Inc.	151,700	14,807
	NewMarket Corp.	32,822	12,826
	Schweitzer-Mauduit
	International Inc.	286,478	12,201
*	Graphic Packaging
	Holding Co.	1,154,119	11,726
	Rock-Tenn Co. Class A	83,900	8,857
	Worthington Industries Inc.	222,400	8,507

			Market
			Value
		Shares	($000)
	Scotts Miracle-Gro Co.
	Class A	126,500	7,752
*	Ferro Corp.	364,300	4,976
	Neenah Paper Inc.	93,600	4,841
	Sealed Air Corp.	144,500	4,750
	CF Industries Holdings Inc.	18,100	4,718
*	Berry Plastics Group Inc.	175,100	4,054
	Minerals Technologies Inc.	59,300	3,828
	International Flavors
	& Fragrances Inc.	36,600	3,502
	Celanese Corp. Class A	60,000	3,331
	Huntsman Corp.	120,000	2,930
*	Calgon Carbon Corp.	129,200	2,820
	Steel Dynamics Inc.	150,000	2,669
	MeadWestvaco Corp.	67,000	2,522
*	KapStone Paper
	and Packaging Corp.	78,900	2,276
	Sonoco Products Co.	54,000	2,215
	Ball Corp.	40,000	2,192
	Bemis Co. Inc.	48,200	1,891
			304,704
Telecommunication Services (0.4%)
	Frontier
	Communications Corp.	3,774,700	21,516

Utilities (4.7%)
	Ameren Corp.	1,148,800	47,330
	AES Corp.	2,898,800	41,395
	DTE Energy Co.	269,050	19,988
	AGL Resources Inc.	395,900	19,383
	Portland General
	Electric Co.	588,500	19,032
	Southwest Gas Corp.	297,440	15,898
	PNM Resources Inc.	387,735	10,480
	Vectren Corp.	230,700	9,087
	UGI Corp.	188,900	8,616
	OGE Energy Corp.	200,000	7,352
	Wisconsin Energy Corp.	134,300	6,252
	CenterPoint Energy Inc.	252,400	5,979
	Pinnacle West Capital Corp.	101,900	5,570
	CMS Energy Corp.	175,000	5,124
	MDU Resources Group Inc.	135,000	4,632
	American States Water Co.	108,000	3,487
	ITC Holdings Corp.	82,800	3,093
	Westar Energy Inc. Class A	84,700	2,978
	Black Hills Corp.	45,500	2,623
	Atmos Energy Corp.	51,700	2,437
			240,736
Total Common Stocks
(Cost $3,788,056)			5,067,534

16

Strategic Equity Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (1.8%)[1]
Money Market Fund (1.8%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.122%	89,579,801	89,580

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.075%, 5/21/14	200	200
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.075%, 6/24/14	400	400
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.080%, 7/16/14	400	399
[5,6]	Freddie Mac Discount Notes,
	0.105%, 6/18/14	400	400
			1,399
Total Temporary Cash Investments
(Cost $90,979)			90,979
Total Investments (101.3%)
(Cost $3,879,035)			5,158,513

Market
Value
($000)
Other Assets and Liabilities (-1.3%)
Other Assets	11,233
Liabilities[3]	(78,085)
(66,852)
Net Assets (100%)
Applicable to 162,267,338 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,091,661
Net Asset Value Per Share	$31.38

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,966,929
Undistributed Net Investment Income	3,648
Accumulated Net Realized Losses	(158,396)
Unrealized Appreciation (Depreciation)
Investment Securities	1,279,478
Futures Contracts	2
Net Assets	5,091,661

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions onloan to broker-dealers. The total value of securities on loan is $54,197,000.
1 The fund invests aportion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $55,675,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter, its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housiing Finance Agency and receives its capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
 REIT - Real Estate Investment Trust
 See accompanyting Notes, which are an important part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends	32,410
Interest[1]	23
Securities Lending	1,953
Total Income	34,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	562
Management and Administrative	5,410
Marketing and Distribution	339
Custodian Fees	36
Shareholders’ Reports	23
Trustees’ Fees and Expenses	2
Total Expenses	6,372
Net Investment Income	28,014
Realized Net Gain (Loss)
Investment Securities Sold	360,343
Futures Contracts	2,714
Realized Net Gain (Loss)	363,057
Change in Unrealized Appreciation (Depreciation)
Investment Securities	303,348
Futures Contracts	(38)
Change in Unrealized Appreciation (Depreciation)	303,310
Net Increase (Decrease) in Net Assets Resulting from Operations	694,381
1 Interest income from an affiliated company of the fund was $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,014	64,763
Realized Net Gain (Loss)	363,057	465,343
Change in Unrealized Appreciation (Depreciation)	303,310	498,808
Net Increase (Decrease) in Net Assets Resulting from Operations	694,381	1,028,914
Distributions
Net Investment Income	(56,549)	(52,913)
Realized Capital Gain	—	—
Total Distributions	(56,549)	(52,913)
Capital Share Transactions
Issued	435,949	451,413
Issued in Lieu of Cash Distributions	52,365	49,012
Redeemed	(273,495)	(491,012)
Net Increase (Decrease) from Capital Share Transactions	214,819	9,413
Total Increase (Decrease)	852,651	985,414
Net Assets
Beginning of Period	4,239,010	3,253,596
End of Period[1]	5,091,661	4,239,010
1 Net Assets—End of Period includes undistributed net investment income of $3,648,000 and $32,183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.34	$21.02	$16.30	$16.30	$14.52	$16.42
Investment Operations
Net Investment Income	.174	. 426[1]	.249	.210	.221	.184
Net Realized and Unrealized Gain (Loss)
on Investments	4.226	6.244	4.667	.017	1.759	(1.843)
Total from Investment Operations	4.400	6.670	4.916	.227	1.980	(1.659)
Distributions
Dividends from Net Investment Income	(. 360)	(. 350)	(.196)	(. 227)	(. 200)	(. 241)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 360)	(. 350)	(.196)	(. 227)	(. 200)	(. 241)
Net Asset Value, End of Period	$31.38	$27.34	$21.02	$16.30	$16.30	$14.52

Total Return[2]	16.16%	32.23%	30.32%	1.23%	13.71%	-9.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,092	$4,239	$3,254	$2,756	$3,103	$3,549
Ratio of Total Expenses to
Average Net Assets	0.27%	0.28%	0.29%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.75%[1]	1.25%	1.09%	1.37%	1.47%
Portfolio Turnover Rate	60%	64%	67%	73%	60%	60%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18% respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc. in
May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

21

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets (Schedule of Investments) for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $540,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

Strategic Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,067,534	—	—
Temporary Cash Investments	89,580	1,399	—
Futures Contracts—Assets[1]	517	—	—
Futures Contracts—Liabilities[1]	(73)	—	—
Total	5,157,558	1,399	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2014	118	13,812	(31)
E-mini S&P MidCap 400 Index	June 2014	64	8,799	33
				2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

23

Strategic Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $521,412,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $3,879,265,000. Net unrealized appreciation of investment securities for tax purposes was $1,279,248,000, consisting of unrealized gains of $1,333,874,000 on securities that had risen in value since their purchase and $54,626,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $1,578,955,000 of investment securities and sold $1,391,509,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	14,723	18,636
Issued in Lieu of Cash Distributions	1,751	2,331
Redeemed	(9,275)	(20,671)
Net Increase (Decrease) in Shares Outstanding	7,199	296

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,161.58	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052014

Semiannual Report | March 31, 2014
Vanguard Capital Opportunity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	13.32%
Admiral™ Shares	13.36
Russell Midcap Growth Index	10.44
Multi-Cap Growth Funds Average	10.66
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$44.57	$48.62	$0.072	$1.664
Admiral Shares	102.97	112.28	0.251	3.842

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Opportunity Fund produced a worthy performance over the six months ended March 31, as skilled fund management, ample investment opportunities, and accommodative monetary policy all worked in its favor.

With a gain of about 13%, Capital Opportunity handily outdistanced its comparative standards. The fund’s return was almost 3 percentage points better than that of its benchmark, the Russell Midcap Growth Index, and the average return of its peers.

PRIMECAP Management Company, the advisor, has maintained its hefty commitment to the health care and information technology sectors, and both made major contributions to the fund’s six-month return. Outstanding performances from industrial stocks and a small group of holdings in the financial sector also boosted the return.

Despite some recent choppiness, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

2

While the Federal Reserve’s stimulative bond-buying program has helped support the market for several years, since January the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where there’s been some improvement in the economy, posted a strong advance, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed some lost ground following a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end, but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Health care and technology stocks fueled the fund’s outperformance
Vanguard Capital Opportunity Fund isn’t guided by its benchmark, and its advisor routinely assembles a portfolio that looks substantially different from the Russell Midcap Growth Index. Because of that disparity, the fund’s returns also tend to vary, sometimes significantly, from those of its benchmark and its peers.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.34%

The fund expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.47% for Investor Shares and 0.40% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Growth Funds.

4

Although this strategy puts the fund in a position to outperform the index, it also increases the risk of underperformance in any given period. Therefore, patience is essential for investors in Capital Opportunity. PRIMECAP Management, which conducts extensive research on the companies whose stocks it purchases,

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

5

has confidence in a long-term investment strategy that can take several years to prove successful.

Since 1998, when PRIMECAP Management became the advisor, the Capital Opportunity Fund has surpassed its comparative standards in average annual returns—but the average smooths out some multiyear intervals of underperformance. The most recent of these occurred in fiscal years 2010 through 2012. The advisor waited rather than wavered, however, and the fund has delivered notable results for the past 18 months. (You can review the fund’s performance versus its benchmark index on the Performance Summary page of this report.)

With health care stocks, the portfolio benefited most from the advisor’s heavy sector allocation, which averaged nearly 37% over the period. The large exposure, more than double the benchmark weighting, offset somewhat pedestrian stock selection. Although there were various hits and misses within the sector, the fund’s exposure to some top firms in the biotechnology, life sciences, and pharmaceutical industries boosted results.

PRIMECAP Management is focused on identifying companies that have promising medicines at early stages in the development pipeline. The advisor’s eye for these firms has been good, and the fund has also benefited from the Food and Drug Administration’s more accommodative approach to approving new medicines.

Superior stock-picking propelled Capital Opportunity’s strong return in the technology sector. The allocation of more than a third of the fund’s assets to the chosen group of stocks helped considerably. Electronic equipment, software, and internet companies were most successful; some of these stocks have rebounded in view of an improved business environment and increasing opportunities related to smartphone growth and online access across the globe.

Although the fund’s industrial holdings make up far less of the portfolio than its health care or technology stocks, their return of 27% led all other sectors and also aided relative results. The fund’s airline stocks jumped about 52%; consolidation in this industry has led to a favorable pricing environment and increased profitability. Financial stocks occupy a small slice of the portfolio, but their return of close to 24% also lifted performance. Only the energy sector delivered negative results for the fund.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

6

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted: “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read the Outlook paper at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2014

7

Advisor’s Report

For the six months ended March 31, 2014, Vanguard Capital Opportunity Fund returned 13.32% for Investor Shares and 13.36% for Admiral Shares, exceeding both the 10.44% return of its benchmark, the unmanaged Russell Midcap Growth Index, and the 10.66% average return of its multi-capitalization growth fund competitors. Favorable stock selection in the information technology and industrial sectors was the main reason for the positive performance.

Investment environment
Over the past six months, U.S. equities continued to appreciate, with the Standard & Poor’s 500 Index reaching an all-time high during the first calendar quarter of 2014. However, almost all of the positive returns during the period were generated during the fourth calendar quarter of 2013. Trends during the fourth quarter were generally consistent with those witnessed earlier in the calendar year, as cyclical sectors such as consumer discretionary and industrials continued to lead the market. “Momentum stocks,” particularly in the information technology sector, outperformed during this period and into early 2014.

More recently, U.S. equities have been led by defensive sectors such as utilities, the best-performing sector over the first three months of 2014. Stocks with low price/ earnings multiples and high dividend yields, including a number of the fund’s holdings in the health care and information technology sectors, generally outperformed the broader market, while many momentum stocks experienced sudden and severe price declines.

During the period, the Federal Reserve continued to tighten U.S. monetary policy by “tapering” the amount of its monthly bond purchases by $10 billion per month. On March 19, Janet Yellen, the new Federal Reserve chair, stated that the Fed would likely continue the tapering so long as economic data continued to improve, and also that the Fed was likely to keep its federal funds rate target at the current level (between 0% and 0.25%) for a considerable time after the asset purchase program ends. Long-term interest rates, which had risen in calendar 2013, dropped over the past three months, with the 10-year Treasury note yielding 2.72% on March 31, down from 2.97% on December 31.

On the geopolitical front, Russia invaded Ukraine and annexed the strategically important province of Crimea. As this letter was being written, tensions remained high, stirring investor concerns.

Outlook for U.S. equities
Looking ahead, we are cautious about the prospects for U.S. equities, though we continue to believe they represent a more attractive investment than bonds at current prices. As of late March, the S&P 500 Index in aggregate was trading at approximately 17 times calendar-2013 estimated earnings per share of $110,

8

a reasonable valuation by historical standards. However, we are skeptical that the S&P 500 can sustain its recent growth rate in earnings per share.

Over the past two years, revenues per share for the S&P 500 grew at a 2.2% compounded average rate, while earnings per share grew at 6.2%. Looking at the next two years, consensus S&P 500 estimates assume that growth in revenue per share will accelerate to 3.6% annually while growth in earnings per share rises to 9.9% per year. We are concerned that these estimates may prove overly optimistic and may need to be revised downward.

Consumer debt levels in the United States remain high and wage growth has been tepid, suggesting that the scope for growth based on additional consumer credit expansion is limited. In addition, we are concerned by the U.S. government’s persistent fiscal deficits and high debt levels relative to GDP (gross domestic product), particularly in light of the aging population.

Portfolio update and outlook
The portfolio remains significantly overweighted in health care and information technology stocks. As of March 31, these two sectors made up more than 65% of the fund’s assets (versus 30% for the Russell Midcap Growth Index), including eight of the ten largest holdings in the fund.

The fund’s outperformance over the past six months was driven by an overweight position in the health care sector, underweight positions in the consumer staples, energy, telecommunication services, and consumer discretionary sectors, and favorable stock selection in the industrial and information technology sectors. In the industrial sector, the fund’s airline holdings, including Southwest Airlines (+63%), United Continental (+45%), Delta Air Lines (+47%), and JetBlue Airways (+30%), significantly outperformed the broader market.

We believe that many of our holdings, particularly in the information technology and health care sectors, are attractively valued. A significant number of these holdings are characterized by high dividend yields, strong balance sheets, and low price/earnings multiples.

Information technology
In the information technology area, exploitation of the internet continues to proliferate through the adoption of smartphones, internet-connected machines, and other innovations. We believe we have positioned the fund to benefit from the ongoing growth of the internet by investing in companies that provide enabling technologies as well as companies that provide internet-based services directly to end users. We also remain optimistic that advances in health care technologies will continue, as we discuss below.

9

Health care
The fund’s substantial investments in health care reflect our belief that innovation in this area will continue, as well as our expectation that the consumption of health care services will grow more rapidly than the overall economy for the foreseeable future. In terms of innovation, the precipitous decline in the cost of genetic sequencing is allowing researchers to identify links to diseases and rapidly develop therapies that improve the standard of care. Increasingly, drugs developed on the basis of a better understanding of the genetic causes of a disease are providing higher cure rates with fewer side effects than conventional treatments.

Furthermore, global demographic trends should support growth in demand for health care services given the aging of populations in most developed countries as well as in China. As the proportion of elderly people in the population increases, health care spending grows, because older people consume substantially more health care resources than the general population.

We are also optimistic that the expected rise in living standards in many developing countries will open up new markets for health care products and services over time.

Conclusion
We remain committed to our investment philosophy, which is based on individual stock selection. Although this “bottom-up” approach can lead to periods of underper-formance when the stocks in our portfolio fall out of favor, we believe it can generate superior results for investors over the long term.

PRIMECAP Management Company
April 9, 2014

10

Capital Opportunity Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.47%	0.54%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	124	502	3,674
Median Market Cap	$33.0B	$11.6B	$43.7B
Price/Earnings Ratio	26.1x	26.9x	20.1x
Price/Book Ratio	3.4x	4.9x	2.6x
Return on Equity	16.6%	19.0%	17.2%
Earnings Growth
Rate	15.0%	16.8%	12.4%
Dividend Yield	1.1%	1.1%	1.9%
Foreign Holdings	9.9%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	6.7%	—	—

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.91	0.88
Beta	0.92	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.9%
Amgen Inc.	Biotechnology	4.6
Roche Holding AG	Pharmaceuticals	3.8
Eli Lilly & Co.	Pharmaceuticals	3.4
FedEx Corp.	Air Freight &
	Logistics	3.0
BioMarin Pharmaceutical
Inc.	Biotechnology	2.6
Google Inc.	Internet Software &
	Services	2.5
Medtronic Inc.	Health Care
	Equipment	2.3
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.2
Adobe Systems Inc.	Application Software	2.2
Top Ten		33.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratios were 0.47% for Investor Shares and 0.40% for Admiral Shares.

11

Capital Opportunity Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	10.1%	24.7%	12.8%
Consumer Staples	0.0	8.2	8.4
Energy	2.2	6.4	9.4
Financials	2.3	8.8	17.6
Health Care	35.4	13.5	13.0
Industrials	13.3	15.1	11.5
Information Technology	34.3	16.3	18.1
Materials	2.4	5.9	3.9
Telecommunication
Services	0.0	0.7	2.2
Utilities	0.0	0.4	3.1

12

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	29.31%	22.44%	10.25%
Admiral Shares	11/12/2001	29.40	22.53	10.34

See Financial Highlights for dividend and capital gains information.

13

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.5%)
Consumer Discretionary (9.4%)
*	CarMax Inc.	4,186,797	195,942
*	DIRECTV	2,081,476	159,066
	TJX Cos. Inc.	2,580,000	156,477
*,^	Tesla Motors Inc.	690,566	143,949
	Carnival Corp.	3,092,500	117,082
	Royal Caribbean
	Cruises Ltd.	1,318,001	71,910
*	DreamWorks Animation
	SKG Inc. Class A	2,510,000	66,641
*	Bed Bath & Beyond Inc.	703,700	48,415
*	Ascena Retail Group Inc.	2,735,200	47,264
*	Tribune Co.	480,000	38,232
	Las Vegas Sands Corp.	340,000	27,465
	Sony Corp. ADR	1,300,000	24,856
	Ross Stores Inc.	296,000	21,179
*	Amazon.com Inc.	57,700	19,417
	L Brands Inc.	291,500	16,548
*	Shutterfly Inc.	72,800	3,107
	Carter’s Inc.	8,520	662
*	Panera Bread Co. Class A	3,705	654
			1,158,866
Energy (2.1%)
^	Transocean Ltd.	2,275,000	94,048
	Cabot Oil & Gas Corp.	1,260,800	42,716
	Noble Energy Inc.	596,000	42,340
	National Oilwell Varco Inc.	237,000	18,455
*	Southwestern Energy Co.	326,334	15,015
	Frank’s International NV	443,000	10,978
*	Cameron International Corp.	166,500	10,285
	Oceaneering
	International Inc.	125,000	8,983
	Ensco plc Class A	143,340	7,565
	Range Resources Corp.	65,000	5,393
			255,778

			Market
			Value
		Shares	($000)
Financials (2.2%)
	Charles Schwab Corp.	7,659,000	209,320
	CME Group Inc.	417,750	30,918
	Chubb Corp.	317,000	28,308
	Discover Financial Services	27,600	1,606
			270,152
Health Care (33.1%)
*	Biogen Idec Inc.	2,785,438	851,982
	Amgen Inc.	4,646,400	573,087
	Roche Holding AG	1,561,578	469,666
	Eli Lilly & Co.	7,210,000	424,381
*	BioMarin
	Pharmaceutical Inc.	4,769,100	325,300
	Medtronic Inc.	4,709,200	289,804
	Novartis AG ADR	3,131,000	266,198
*	Illumina Inc.	1,220,100	181,380
*	QIAGEN NV	8,250,000	173,992
*	Boston Scientific Corp.	7,216,300	97,564
*	Seattle Genetics Inc.	1,485,000	67,657
*	Pharmacyclics Inc.	594,100	59,541
	Thermo Fisher
	Scientific Inc.	487,600	58,629
	Abbott Laboratories	1,299,600	50,048
*	Charles River Laboratories
	International Inc.	660,000	39,824
	PerkinElmer Inc.	779,000	35,102
*	InterMune Inc.	950,000	31,797
*	Edwards
	Lifesciences Corp.	280,000	20,768
*	Affymetrix Inc.	2,700,600	19,255
*	ImmunoGen Inc.	1,280,000	19,110
*	Waters Corp.	142,000	15,394
*,^	Dendreon Corp.	2,300,000	6,877
	Zimmer Holdings Inc.	54,000	5,107
*	Cerner Corp.	10,000	563
			4,083,026

14

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
Industrials (12.4%)
	FedEx Corp.	2,754,430	365,127
	Southwest Airlines Co.	10,935,100	258,178
*	United Continental
	Holdings Inc.	2,990,000	133,444
	Rockwell Automation Inc.	1,063,000	132,396
	Delta Air Lines Inc.	3,765,000	130,457
^	Ritchie Bros
	Auctioneers Inc.	2,962,000	71,473
	Union Pacific Corp.	351,000	65,869
*	JetBlue Airways Corp.	6,940,150	60,310
*	Jacobs Engineering
	Group Inc.	890,000	56,515
	Airbus Group NV	781,440	55,968
*	American Airlines
	Group Inc.	1,350,000	49,410
*	AECOM Technology Corp.	1,368,500	44,024
	IDEX Corp.	580,000	42,276
	CH Robinson
	Worldwide Inc.	465,200	24,372
	Chicago Bridge &
	Iron Co. NV	173,100	15,086
	Expeditors International
	of Washington Inc.	290,000	11,493
	Curtiss-Wright Corp.	150,000	9,531
*	Spirit Airlines Inc.	158,235	9,399
			1,535,328
Information Technology (32.1%)
*	Google Inc. Class A	272,830	304,072
*	Adobe Systems Inc.	4,124,500	271,145
	Texas Instruments Inc.	4,896,400	230,865
*	Trimble Navigation Ltd.	5,788,400	224,995
*	Cree Inc.	3,944,900	223,124
	Microsoft Corp.	4,747,000	194,579
	SanDisk Corp.	2,222,277	180,427
	ASML Holding NV	1,900,040	177,388
	Corning Inc.	8,080,000	168,226
*	Electronic Arts Inc.	5,566,900	161,496
	Altera Corp.	4,365,000	158,188
*	Micron Technology Inc.	5,705,000	134,980
	Symantec Corp.	6,599,400	131,790
	QUALCOMM Inc.	1,606,975	126,726
*	Flextronics
	International Ltd.	12,889,600	119,100
	NVIDIA Corp.	6,374,800	114,173
	NetApp Inc.	2,743,200	101,224
	EMC Corp.	3,280,000	89,905
*,^	BlackBerry Ltd.	9,358,700	75,618
	Visa Inc. Class A	335,180	72,352
	Hewlett-Packard Co.	2,140,000	69,250
*,1	Descartes Systems
	Group Inc.	4,645,000	64,891
*	NeuStar Inc. Class A	1,662,666	54,053
	Plantronics Inc.	1,150,000	51,117
	KLA-Tencor Corp.	710,000	49,089

			Market
			Value
		Shares	($000)
*	Rambus Inc.	4,400,000	47,300
	FEI Co.	444,000	45,741
*,1	FormFactor Inc.	5,809,700	37,124
*	Nuance
	Communications Inc.	2,095,000	35,971
	Intuit Inc.	370,000	28,760
*	Entegris Inc.	2,019,231	24,453
*	F5 Networks Inc.	222,825	23,760
*	Smart Technologies Inc.
	Class A	4,371,304	20,939
	Apple Inc.	37,000	19,859
	MasterCard Inc. Class A	244,500	18,264
	Jabil Circuit Inc.	1,000,000	18,000
*	VMware Inc. Class A	165,000	17,823
*	Ciena Corp.	607,142	13,806
	Analog Devices Inc.	225,000	11,956
*	Brocade Communications
	Systems Inc.	1,100,000	11,671
	Applied Materials Inc.	540,000	11,027
	Xilinx Inc.	200,000	10,854
*	eBay Inc.	175,100	9,672
	Motorola Solutions Inc.	25,150	1,617
*	Salesforce.com Inc.	23,500	1,342
*	Workday Inc. Class A	10,025	917
	Accenture plc Class A	10,000	797
*	Facebook Inc. Class A	100	6
			3,960,432
Materials (2.2%)
	Monsanto Co.	2,420,786	275,413
*	Boise Cascade Co.	15,800	452
			275,865
Total Common Stocks
(Cost $5,704,312)			11,539,447
Temporary Cash Investment (7.1%)
Money Market Fund (7.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.122%
	(Cost $874,630)	874,630,316	874,630
Total Investments (100.6%)
(Cost $6,578,942)			12,414,077
Other Assets and Liabilities (-0.6%)
Other Assets			38,816
Liabilities[3]			(111,034)
			(72,218)
Net Assets (100%)			12,341,859

15

Capital Opportunity Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,256,886
Undistributed Net Investment Income	16,167
Accumulated Net Realized Gains	233,384
Unrealized Appreciation (Depreciation)
Investment Securities	5,835,135
Foreign Currencies	287
Net Assets	12,341,859

Investor Shares—Net Assets
Applicable to 61,781,305 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,003,927
Net Asset Value Per Share—
Investor Shares	$48.62

Admiral Shares—Net Assets
Applicable to 83,164,848 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,337,932
Net Asset Value Per Share—
Admiral Shares	$112.28

See Note A in Notes to Financial Statements.
* Non-income producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $45,095,000.
1 Considered an affiliated company of the fund as the fun owns more than 5% of the outstandinig voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by vanguard. Rate shown is the 7-day yield.
3 Includes $47,603,000 of collateral received for securities on loan.

  ADR - American Depository Receipt

  See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	67,330
Interest[2]	507
Securities Lending	913
Total Income	68,750
Expenses
Investment Advisory Fees—Note B	14,589
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,907
Management and Administrative—Admiral Shares	5,845
Marketing and Distribution—Investor Shares	224
Marketing and Distribution—Admiral Shares	604
Custodian Fees	105
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	9
Total Expenses	24,321
Net Investment Income	44,429
Realized Net Gain (Loss)
Investment Securities Sold[2]	274,148
Foreign Currencies	265
Realized Net Gain (Loss)	274,413
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,126,880
Foreign Currencies	(120)
Change in Unrealized Appreciation (Depreciation)	1,126,760
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,602

1 Dividends are net of foreign withholding taxes of $3,497,000.
2. Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $507,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,429	64,197
Realized Net Gain (Loss)	274,413	396,149
Change in Unrealized Appreciation (Depreciation)	1,126,760	2,408,580
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,602	2,868,926
Distributions
Net Investment Income[1]
Investor Shares	(4,359)	(26,621)
Admiral Shares	(19,984)	(61,680)
Realized Capital Gain [2]
Investor Shares	(100,744)	(64,306)
Admiral Shares	(305,893)	(138,957)
Total Distributions	(430,980)	(291,564)
Capital Share Transactions
Investor Shares	32,284	(475,094)
Admiral Shares	648,307	1,067,845
Net Increase (Decrease) from Capital Share Transactions	680,591	592,751
Total Increase (Decrease)	1,695,213	3,170,113
Net Assets
Beginning of Period	10,646,646	7,476,533
End of Period[3]	12,341,859	10,646,646

1 Fiscal 2013 distributions from net investment income include $34,400,000 from a dividend received from ASML Holding NV. Subsequent to the fund's distribution from net investment income made in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund's net investment distribution of December 2013.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $28,347,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets - End of Period includes undistributed (overdistributed) net investment income of $16,167,000 and ($4,184,000)

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$44.57	$33.22	$28.17	$29.59	$27.71	$29.41
Investment Operations
Net Investment Income	.166	.270	.216	.151	.106	.121
Net Realized and Unrealized Gain (Loss)
on Investments	5.620	12.395	6.464	(1.450)	1.871	.355
Total from Investment Operations	5.786	12.665	6.680	(1.299)	1.977	.476
Distributions
Dividends from Net Investment Income	(.072)[1]	(. 385)[1]	(.161)	(.121)	(. 097)	(.114)
Distributions from Realized Capital Gains	(1.664)	(.930)	(1.469)	—	—	(2.062)
Total Distributions	(1.736)	(1.315)	(1.630)	(.121)	(.097)	(2.176)
Net Asset Value, End of Period	$48.62	$44.57	$33.22	$28.17	$29.59	$27.71

Total Return[2]	13.32%	39.40%	24.62%	-4.45%	7.14%	4.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,004	$2,720	$2,432	$2,412	$3,675	$3,903
Ratio of Total Expenses to
Average Net Assets	0.47%	0.48%	0.48%	0.48%	0.48%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.71%	0.68%	0.67%	0.45%	0.36%	0.50%
Portfolio Turnover Rate	9%	9%	9%	9%	8%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends fro net investment income include $.157 per share from a dividend received from the ASML Holding NV. Subsequent to the payment of the fund's dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund's dividend from net investment income in December 2013. The reallocation had no impact o net assets, net asset values per share, or total returns.

2 Total returns do not include transaction or account service fees that may have applied i the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$102.97	$76.75	$65.10	$68.38	$64.04	$68.00
Investment Operations
Net Investment Income	. 425.707		. 559	. 400	. 298	. 329
Net Realized and Unrealized Gain (Loss)
on Investments	12.978	28.613	14.917	(3.358)	4.315	.811
Total from Investment Operations	13.403	29.320	15.476	(2.958)	4.613	1.140
Distributions
Dividends from Net Investment Income	(.251)[1]	(. 953)[1]	(. 434)	(. 322)	(. 273)	(. 339)
Distributions from Realized Capital Gains	(3.842)	(2.147)	(3.392)	—	—	(4.761)
Total Distributions	(4.093)	(3.100)	(3.826)	(.322)	(.273)	(5.100)
Net Asset Value, End of Period	$112.28	$102.97	$76.75	$65.10	$68.38	$64.04

Total Return[2]	13.36%	39.50%	24.69%	-4.39%	7.21%	4.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,338	$7,927	$5,045	$4,342	$4,223	$3,938
Ratio of Total Expenses to
Average Net Assets	0.40%	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.78%	0.75%	0.74%	0.52%	0.43%	0.59%
Portfolio Turnover Rate	9%	9%	9%	9%	8%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends fro net investment income include $.363 per share from a dividend received from the ASML Holding NV. Subsequent to the payment of the fund's dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund's dividend from net investment income in December 2013. The reallocation had no impact o net assets, net asset values per share, or total returns.

2 Total returns do not include transaction or account service fees that may have applied i the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending

21

Capital Opportunity Fund

agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2014, the investment advisory fee represented an effective annual rate of 0.25% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

22

Capital Opportunity Fund

contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $1,354,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,013,813	525,634	—
Temporary Cash Investments	874,630	—	—
Total	11,888,443	525,634	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2014, the fund realized net foreign currency gains of $265,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2014, the cost of investment securities for tax purposes was $6,578,942,000. Net unrealized appreciation of investment securities for tax purposes was $5,835,135,000, consisting of unrealized gains of $6,171,189,000 on securities that had risen in value since their purchase and $336,054,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $626,522,000 of investment securities and sold $505,438,000 of investment securities, other than temporary cash investments.

23

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	367,005	7,889	601,607	14,972
Issued in Lieu of Cash Distributions	101,413	2,267	87,176	2,584
Redeemed	(436,134)	(9,399)	(1,163,877)	(29,744)
Net Increase (Decrease)—Investor Shares	32,284	757	(475,094)	(12,188)
Admiral Shares
Issued	770,104	7,191	1,581,096	16,902
Issued in Lieu of Cash Distributions	299,123	2,896	184,291	2,366
Redeemed	(420,920)	(3,905)	(697,542)	(8,018)
Net Increase (Decrease)—Admiral Shares	648,307	6,182	1,067,845	11,250

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2013		Proceeds from		March 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	52,907	—	—	—	64,891
FormFactor Inc.	38,654	901	—	—	37,124
	91,561			—	102,015

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,133.21	$2.50
Admiral Shares	1,000.00	1,133.63	2.13
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.59	$2.37
Admiral Shares	1,000.00	1,022.94	2.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Four experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies whose long-term growth potential has been overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1112 052014

Semiannual Report | March 31, 2014
Vanguard Global Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Global Equity Fund	10.84%
MSCI All Country World Index	8.48
Global Funds Average	8.55
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$21.94	$23.95	$0.358	$0.000

Chairman’s Letter

Dear Shareholder,

With most stock markets around the world still rising, Vanguard Global Equity Fund returned almost 11% for the six months ended March 31, 2014. It outpaced its comparative standards by more than 2 percentage points.

As in fiscal year 2013, U.S. equities made a significant contribution—not only as the largest slice of the fund but also because of your advisors’ choices. Other sources of strength included the developed Europe and Pacific regions. The returns of all industry groups except the small telecommunication services sector were positive for the fund, most notably industrials and energy.

Global equities gained ground, despite some recent choppiness
The stock market rally continued around the globe, primarily in developed markets. Investors took comfort in the U.S. Federal Reserve’s still-accommodative (but scaled back) bond-buying policy, modest growth in many economies, and signals from Europe’s central bank that more stimulus might be forthcoming. Still, there were some clouds on the horizon, including concerns about slower growth in China, conflict in Ukraine, and the prospect of deflation in Europe.

The broad U.S. stock market returned about 12% for the six months ended March 31. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

International stocks overall returned about 5%, led by developed markets in Europe, which returned about 10% (as measured by the MSCI Europe Index). Japan backtracked, however, and emerging markets treaded water.

Bonds reclaimed some ground after a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result after the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because they’re “going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market. Many had fled last year when challenges surfaced for some issuers. Money market

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

and savings account returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 2.05%, outperforming the broad U.S. taxable bond market.

Amid broad-based strength, U.S. stocks stood out
In their quest for long-term capital appreciation, Vanguard Global Equity Fund’s three advisors search far and wide among growth and value stocks of companies of all sizes. In the first half of the new fiscal year, the advisors’ U.S. selections were especially rewarding, continuing last year’s trend.

The fund’s U.S. stocks returned almost 17%, more than 4 percentage points higher than those in the benchmark index. This gave the fund a meaningful advantage, even though it’s had a smaller stake in U.S. companies than the benchmark for several years. (U.S. stocks accounted for about 46% of fund assets on average during the period, compared with more than 48% in the benchmark.) Industrial, energy, and consumer discretionary companies provided a notable boost.

The fund also outperformed in some major European markets, especially the United Kingdom. In contrast, its holdings in some southern European markets such as Greece and Italy—some of the best-performing countries in the benchmark—lagged.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.61%	1.44%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratio was 0.61%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Funds.

Japan was a relative bright spot. When Japan’s stock market soared last year, the fund didn’t fully participate. This time,

although the Japanese stocks in the benchmark lost some ground in the six months, the fund’s holdings advanced.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Emerging markets grappled with a variety of issues. These included high inflation in some Latin American countries, global concern about China’s economy, and the impact of the Fed’s tapering on international capital flows. Still, the fund’s emerging-markets stocks finished in positive territory, in line with the benchmark. The fund’s minimal stake in Russian firms was an advantage in light of mounting concerns over Russia’s economy and political strife in Ukraine.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the six months.

Balancing investors’ “home bias” and the benefits of diversification
Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify a portfolio internationally.

Stocks of companies based outside the United States account for about half of the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that vary from those of U.S. stocks—which helps reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatilities, and correlations between foreign and domestic stocks change.

Deciding how much to allocate to international stocks depends on your view regarding the short-term and long-term trade-offs. These include potential exposure to currency fluctuations and generally higher transaction and investment costs. Within Vanguard Global Equity Fund, the mix of U.S. and non-U.S. stocks is determined for you by the investment choices of its three independent advisors. When it comes to your total investment portfolio, Vanguard suggests that allocating 20% of your equity holdings to non-U.S. stocks may be a reasonable starting point. (You can read more in Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2014

Advisors’ Report

For the six months ended March 31, 2014, Vanguard Global Equity Fund returned 10.84%, outpacing its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half year and of how portfolio positioning reflects this assessment. These comments were prepared on April 10, 2014.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Ronald D. Frashure, CFA, Chairman

Brian K. Wolahan, CFA,
Senior Vice President,
Senior Portfolio Manager

Global equities realized solid gains in the six-month period. Markets responded to indications of improving economic growth and to persistently accommodative central bank policies throughout much of the

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	33	1,533	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
Marathon Asset Management	33	1,514	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	33	1,504	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	1	76	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

developed world. U.S. stocks rose notably. Stable monetary policy and continued economic strength reassured investors even as a particularly severe winter created a greater-than-normal seasonal drag on housing, spending, and employment. In Europe, signs of recovery and stabilization in the southern nations offset weakness elsewhere. Meanwhile, high unemployment and persistently weak price data in recent months led policymakers to consider additional measures to stimulate growth.

Japan’s trajectory was bumpier. After ending a strong 2013 on a high note, Japanese equities had a difficult first quarter. Economic data were largely positive. But bright spots were overshadowed by the sales tax hike scheduled to take place in April, which was widely thought to have encouraged front-loading of economic activity and price gains. Another challenge was the relative stability of the yen versus other major currencies; last year’s trend of persistent depreciation had served as a boon to the export economy.

Emerging markets considerably lagged developed markets in terms of equity gains. They recovered somewhat from last summer’s sell-off, but capital outflows and market losses resumed after the Federal Reserve tapered its bond-buying program as planned in first-quarter 2014. In addition to worries stemming from the prospect of higher interest rates, a number of other difficulties dampened equity returns. These included concerns about growth and the banking sector in China, political challenges elsewhere, weaker commodity prices, and the escalation of tensions in Ukraine late in the period.

Our portfolio was focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets, determined by bottom-up stock selection, included the United States, South Korea, and Taiwan. The United Kingdom, Switzerland, and Australia were underweighted. The sector focus was on industrials, energy, and information technology.

Stock selection considerably offset value lost because of country allocations over the period. We realized the highest returns from selections in the United States, where industrial and energy holdings were the top contributors. Stock picks in the United Kingdom and Japan, among other markets, added moderately. At the country level, overweighting South Korea was the most costly position. Sector allocations were modestly negative overall, particularly an underweight to health care.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer, Co-Head of Global Equity William J. Arah, Co-Head of Global Equity

Global markets continued to hit a series of closing highs despite weaker macroeconomic data from China and concerns over political tension between Russia and Ukraine. Our portfolio benefited from stock selection, most notably in Japan and Europe. Regional allocation was a negative factor because of our underweight to the strong U.S. market and an overweight to the underperforming Japanese market. The resultant overweight to the weakening yen also hurt relative performance, as did the small residual cash exposure.

At the stock level, the single largest relative contribution came from Linear Technology as the semiconductor industry gained momentum from improved macroeconomic sentiment. Oil services company Superior Energy Services benefited from several recent revisions in sell-side analyst price objectives. Vestas Wind Systems profited from a restructuring and a change in this European company’s management. Danish medical equipment manufacturer Coloplast delivered record results and raised expectations for revenue growth.

At the other end of the spectrum, a large exposure to McDonald’s hurt relative performance, as did a significant underweight to tech giant Google. In Japan, portfolio holdings in Sumitomo Mitsui Financial Group and East Japan Railway underperformed during the period.

Valuations in the United States are extended following a prolonged bull run. With profitability at peak levels in a low-growth world, investors have been willing to pay premiums for revenue growth. The excess liquidity created by the Fed has also helped. This has been particularly evident in long-duration assets—small caps, fast-growing companies, biotech, nonearning businesses—which were recently hit hard by the prospect of an early rise in interest rates. An economic rebound after the harsh winter is needed to draw some of this liquidity into the real economy and into productive assets rather than just financial ones. The high-wire act of balancing the withdrawal of stimulus and the revival of economic growth will mean further volatility, with risk skewed to the downside.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and
Lead Portfolio Manager

Spencer Adair, CFA, Partner and
Investment Manager, Global Alpha Strategy

Malcolm MacColl, Partner and
Investment Manager, Global Alpha Strategy

With the return of frostier relations between the West and Russia, talk of an emerging tech bubble, and uncertainty relating to the end of quantitative easing, investors may have felt a sense of déjà vu and perhaps unease as 2014 progressed. However, world stock markets rightly shrugged off these concerns to focus on the improving economies of the United States and continental Europe, which drove strong returns.

The strong share prices of financial stocks and innovative companies have driven the portfolio’s performance over the period. Many of the latter category, notably in online technology and biotechnology, have now reached high levels. Although comparisons with the dot.com bubble of 2000 are inappropriate because today’s companies have robust business models and profitable franchises, we have reduced several positions in this area. They include Illumina (gene-sequencing machines), Tesla (electric automobiles), Facebook (social media), Amazon (online retail), and TripAdvisor (online travel advice). We retain holdings in these companies as well as in many other innovative stocks that have huge revenue and profit opportunities if, as we expect, they can maintain their dominance.

At present, part of our research effort is seeking to identify stocks that are out of favor but will benefit from the developed world’s recovery. During the period, we purchased Bank of Ireland. The bank should gain from dramatically reduced competition in its domestic market, which has been at the forefront of the European recovery. The Irish government has shed jobs, cut wages, and increased certain taxes to significantly improve its budgetary position. This has increased Ireland’s global competitiveness, which should help to drive private-sector employment. In the United States, we have made an initial investment in Martin Marietta, whose operations are centered on construction aggregates, an essential ingredient for infrastructure. The U.S. housing market has bounced back, but government spending on roads remains well below the peak. We think Martin Marietta can take advantage of the considerable potential for recovery.

With lingering uncertainty on the horizon, it would be easy for investors to embrace caution. Rather than adopting this approach, we continue to focus on company fundamentals and seek out underappreciated growth. We are still finding many exciting opportunities that, over the long term, should help to generate strong returns for the fund.

Global Equity Fund

Fund Profile
As of March 31, 2014

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	695	2,423
Median Market Cap	$22.7B	$46.3B
Price/Earnings Ratio	17.3x	17.4x
Price/Book Ratio	2.1x	2.0x
Return on Equity	15.9%	16.5%
Earnings Growth
Rate	13.0%	10.4%
Dividend Yield	1.9%	2.5%
Turnover Rate
(Annualized)	46%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.61%	—
Short-Term Reserves	1.5%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	12.4%	11.7%
Consumer Staples	9.6	9.7
Energy	8.0	9.7
Financials	21.1	21.5
Health Care	8.0	10.6
Industrials	16.2	10.8
Information Technology	17.4	12.7
Materials	4.1	6.1
Telecommunication Services	2.4	3.9
Utilities	0.8	3.3

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.98
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	1.4%
Nestle SA	Packaged Foods &
	Meats	1.0
Prudential plc	Life & Health
	Insurance	1.0
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.0
Roche Holding AG	Pharmaceuticals	0.9
Berkshire Hathaway Inc. Multi-Sector Holdings		0.9
Naspers Ltd.	Cable & Satellite	0.9
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	0.9
Royal Dutch Shell plc	Integrated Oil & Gas	0.9
eBay Inc.	Internet Software &
	Services	0.9
Top Ten		9.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratio was 0.61%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.5%	7.7%
Switzerland	3.5	3.4
Sweden	2.7	1.2
Germany	2.3	3.5
France	2.2	3.8
Ireland	1.5	0.1
Norway	1.2	0.3
Denmark	1.2	0.5
Other	2.5	4.3
Subtotal	25.6%	24.8%
Pacific
Japan	9.0%	7.3%
South Korea	3.2	1.7
Australia	1.0	2.9
Other	1.5	1.6
Subtotal	14.7%	13.5%
Emerging Markets
Taiwan	2.3%	1.3%
China	2.2	2.0
India	1.8	0.7
South Africa	1.2	0.8
Other	2.6	4.0
Subtotal	10.1%	8.8%
North America
United States	46.6%	49.0%
Canada	3.0	3.7
Subtotal	49.6%	52.7%
Middle East
Israel	0.0%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	20.27%	20.27%	7.57%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		5,173	0.1%
Australia †		40,356	0.9%
Austria †		3,616	0.1%
Belgium †		4,332	0.1%
Brazil †		26,347	0.6%
Canada
Magna International Inc.	273,600	26,303	0.6%
Bank of Montreal	385,700	25,804	0.6%
Canadian Imperial Bank of Commerce	287,100	24,737	0.5%
Canada—Other †		60,691	1.3%
		137,535	3.0%
Chile †		8,540	0.2%
China †		98,201	2.1%
Colombia †		2,067	0.0%
Cyprus †		361	0.0%
Czech Republic †		879	0.0%
Denmark †		53,184	1.1%
Finland †		17,408	0.4%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
France
Airbus Group NV	419,540	30,048	0.6%
France—Other †		64,996	1.4%
		95,044	2.0%

Germany †		100,706	2.2%

Hong Kong †		41,525	0.9%

India †		83,339	1.8%

Indonesia †		7,733	0.2%

Ireland
* Ryanair Holdings plc ADR	484,576	28,498	0.6%
Ireland—Other †		38,192	0.8%
		66,690	1.4%

Italy †		21,805	0.5%

Japan
Nippon Telegraph & Telephone Corp.	645,400	35,072	0.8%
Japan—Other †		366,470	7.9%
		401,542	8.7%

Malaysia †		8,560	0.2%

Mexico †		27,215	0.6%

Netherlands †		36,121	0.8%

New Zealand †		1,543	0.0%

Norway
Statoil ASA	1,128,751	31,848	0.7%
Norway—Other †		21,378	0.4%
		53,226	1.1%
Other
^,1 Vanguard FTSE Emerging Markets ETF	291,483	11,828	0.3%

Philippines †		4,929	0.1%

Poland †		373	0.0%

Russia †		7,403	0.2%

Singapore
DBS Group Holdings Ltd.	1,755,000	22,612	0.5%
Singapore—Other †		4,600	0.1%
		27,212	0.6%
South Africa
Naspers Ltd.	378,990	41,762	0.9%
South Africa—Other †		15,068	0.3%
		56,830	1.2%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
South Korea
Samsung Electronics Co. Ltd.	30,685	38,791	0.8%
Samsung Electronics Co. Ltd. GDR	41,200	25,977	0.6%
South Korea—Other †		81,309	1.8%
		146,077	3.2%

Spain †		24,131	0.5%

Sweden
Svenska Handelsbanken AB Class A	738,066	37,089	0.8%
Sweden—Other †		85,100	1.8%
		122,189	2.6%
Switzerland
Nestle SA	633,706	47,699	1.0%
Roche Holding AG	145,788	43,848	1.0%
Switzerland—Other †		66,483	1.4%
		158,030	3.4%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,987,301	39,786	0.9%
Hon Hai Precision Industry Co. Ltd.	8,923,000	25,339	0.5%
Taiwan—Other †		41,490	0.9%
		106,615	2.3%

Thailand †		7,345	0.2%

Turkey †		9,285	0.2%

United Arab Emirates †		371	0.0%

United Kingdom
Prudential plc	2,174,852	46,052	1.0%
Royal Dutch Shell plc Class A	1,027,670	37,550	0.8%
Rolls-Royce Holdings plc	1,278,756	22,892	0.5%
Reckitt Benckiser Group plc	273,464	22,316	0.5%
2 United Kingdom—Other †		244,605	5.3%
		373,415	8.1%
United States
Consumer Discretionary
Royal Caribbean Cruises Ltd.	749,539	40,895	0.9%
Comcast Corp. Class A	475,251	23,772	0.5%
* Amazon.com Inc.	69,551	23,405	0.5%
Harley-Davidson Inc.	349,167	23,258	0.5%
Consumer Discretionary—Other †		158,435	3.4%
		269,765	5.8%
Consumer Staples
Tyson Foods Inc. Class A	825,859	36,346	0.8%
Coca-Cola Co.	671,228	25,950	0.6%
Kroger Co.	544,327	23,760	0.5%
Consumer Staples—Other †		110,163	2.4%
		196,219	4.3%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Energy
ConocoPhillips	393,908	27,711	0.6%
Phillips 66	330,487	25,467	0.6%
Valero Energy Corp.	476,649	25,310	0.5%
EOG Resources Inc.	120,180	23,576	0.5%
Energy—Other †		97,787	2.1%
		199,851	4.3%
Financials
* Berkshire Hathaway Inc. Class B	337,024	42,118	0.9%
Bank of America Corp.	1,773,246	30,500	0.7%
M&T Bank Corp.	249,143	30,221	0.7%
TD Ameritrade Holding Corp.	835,705	28,372	0.6%
* Markel Corp.	45,578	27,169	0.6%
Moody’s Corp.	318,727	25,281	0.5%
First Republic Bank	448,639	24,222	0.5%
Financials—Other †		187,273	4.0%
		395,156	8.5%
Health Care
Johnson & Johnson	282,767	27,776	0.6%
Abbott Laboratories	596,694	22,979	0.5%
* United Therapeutics Corp.	238,542	22,430	0.5%
Health Care—Other †		132,212	2.8%
		205,397	4.4%
Industrials
Northrop Grumman Corp.	285,442	35,218	0.8%
Alaska Air Group Inc.	316,890	29,569	0.6%
Raytheon Co.	260,851	25,769	0.6%
L-3 Communications Holdings Inc.	202,260	23,897	0.5%
Industrials—Other †		162,914	3.5%
		277,367	6.0%
Information Technology
* eBay Inc.	715,900	39,546	0.9%
* Google Inc. Class A	31,065	34,622	0.7%
FLIR Systems Inc.	838,688	30,193	0.7%
Computer Sciences Corp.	454,615	27,650	0.6%
Information Technology—Other †		320,976	6.9%
		452,987	9.8%
Materials
Praxair Inc.	251,279	32,910	0.7%
Materials—Other †		56,968	1.3%
		89,878	2.0%

Telecommunication Services †		548	0.0%
		2,087,168	45.1%
Total Common Stocks (Cost $3,590,267)		4,486,249	97.0%[3]

Global Equity Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.122%	291,620,941	291,621	6.3%

6 U.S. Government and Agency Obligations †			6,398	0.1%
Total Temporary Cash Investments (Cost $298,020)			298,019	6.4%[3]
Total Investments (Cost $3,888,287)			4,784,268	103.4%
Other Assets and Liabilities
Other Assets			60,774	1.3%
Liabilities[5]			(218,249)	(4.7%)
			(157,475)	(3.4%)
Net Assets			4,626,793	100.0%

Net Assets
Applicable to 193,159,682 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,626,793
Net Asset Value Per Share				$23.95

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,547,787
Undistributed Net Investment Income	133
Accumulated Net Realized Losses	(817,870)
Unrealized Appreciation (Depreciation)
Investment Securities	895,981
Futures Contracts	691
Forward Currency Contracts	65
Foreign Currencies	6
Net Assets	4,626,793

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $140,425,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Includes a security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the value of this security was $630,000, representing
0.0% of net assets.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 4.7%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $147,352,000 of collateral received for securities on loan.
6 Securities with a value of $5,099,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	41,515
Interest[2]	89
Securities Lending	1,093
Total Income	42,697
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,559
Performance Adjustment	1,809
The Vanguard Group—Note C
Management and Administrative	5,949
Marketing and Distribution	392
Custodian Fees	372
Shareholders’ Reports	29
Trustees’ Fees and Expenses	4
Total Expenses	14,114
Net Investment Income	28,583
Realized Net Gain (Loss)
Investment Securities Sold[2]	258,066
Futures Contracts	6,114
Foreign Currencies and Forward Currency Contracts	491
Realized Net Gain (Loss)	264,671
Change in Unrealized Appreciation (Depreciation)
Investment Securities	181,920
Futures Contracts	1,383
Foreign Currencies and Forward Currency Contracts	(633)
Change in Unrealized Appreciation (Depreciation)	182,670
Net Increase (Decrease) in Net Assets Resulting from Operations	475,924

1 Dividends are net of foreign withholding taxes of $2,156,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $135,000, $86,000, and $101,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,583	71,037
Realized Net Gain (Loss)	264,671	779,269
Change in Unrealized Appreciation (Depreciation)	182,670	11,185
Net Increase (Decrease) in Net Assets Resulting from Operations	475,924	861,491
Distributions
Net Investment Income	(72,177)	(71,970)
Realized Capital Gain	—	—
Total Distributions	(72,177)	(71,970)
Capital Share Transactions
Issued	229,441	518,731
Issued in Lieu of Cash Distributions	68,763	68,497
Redeemed	(573,700)	(731,455)
Net Increase (Decrease) from Capital Share Transactions	(275,496)	(144,227)
Total Increase (Decrease)	128,251	645,294
Net Assets
Beginning of Period	4,498,542	3,853,248
End of Period[1]	4,626,793	4,498,542
1 Net Assets—End of Period includes undistributed net investment income of $133,000 and $43,866,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$21.94	$18.21	$15.24	$16.74	$15.49	$16.64
Investment Operations
Net Investment Income	.145	.342	.320	.345[1]	.314	.371
Net Realized and Unrealized Gain (Loss)
on Investments	2.223	3.730	3.012	(1.525)	1.292	(.948)
Total from Investment Operations	2.368	4.072	3.332	(1.180)	1.606	(.577)
Distributions
Dividends from Net Investment Income	(. 358)	(. 342)	(. 362)	(. 320)	(. 356)	(. 573)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 358)	(. 342)	(. 362)	(. 320)	(. 356)	(. 573)
Net Asset Value, End of Period	$23.95	$21.94	$18.21	$15.24	$16.74	$15.49

Total Return[2]	10.84%	22.72%	22.20%	-7.31%	10.51%	-2.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,627	$4,499	$3,853	$3,330	$3,906	$3,813
Ratio of Total Expenses to
Average Net Assets[3]	0.61%	0.61%	0.57%	0.54%	0.44%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.21%	1.69%	1.82%	1.92%	1.94%	2.55%
Portfolio Turnover Rate	46%	70%	67%	44%	64%	71%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.07%, 0.02%, (0.02%), (0.11%), and (0.13%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

Global Equity Fund

owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, Marathon Asset Management LLP, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC, Marathon Asset Management LLP, and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $1,809,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $499,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Global Equity Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	353,397	2,033,856	—
Common Stocks—United States	2,087,168	—	—
Common Stocks—Other	11,828	—	—
Temporary Cash Investments	291,621	6,398	—
Futures Contracts—Assets[1]	581	—	—
Forward Currency Contracts—Assets	—	171	—
Forward Currency Contracts—Liabilities	—	(106)	—
Total	2,744,595	2,040,319	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	581	171	752
Liabilities	—	(106)	(106)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,114	—	6,114
Forward Currency Contracts	—	676	676
Realized Net Gain (Loss) on Derivatives	6,114	676	6,790

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,383	—	1,383
Forward Currency Contracts	—	(539)	(539)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,383	(539)	844

Global Equity Fund

At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	130	60,600	345
E-mini S&P 500 Index	June 2014	(218)	(20,324)	5
FTSE 100 Index	June 2014	117	12,764	90
Dow Jones EURO STOXX 50 Index	June 2014	273	11,664	363
Topix Index	June 2014	78	9,111	(158)
S&P ASX 200 Index	June 2014	48	5,998	46
				691

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	6/25/14	GBP	7,605	USD	12,607	64
Morgan Stanley Capital Services Inc.	6/25/14	EUR	8,208	USD	11,412	(106)
Morgan Stanley Capital Services Inc.	6/17/14	JPY	954,969	USD	9,252	4
Morgan Stanley Capital Services Inc.	6/24/14	AUD	6,423	USD	5,819	103
						65
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At March 31, 2014, the counterparty had deposited in segregated accounts securities with a value of $575,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Global Equity Fund

During the six months ended March 31, 2014, the fund realized net foreign currency losses of $185,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended March 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $46,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $1,083,047,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $3,897,466,000. Net unrealized appreciation of investment securities for tax purposes was $886,802,000, consisting of unrealized gains of $971,564,000 on securities that had risen in value since their purchase and $84,762,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2014, the fund purchased $1,024,254,000 of investment securities and sold $1,318,454,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	9,921	26,345
Issued in Lieu of Cash Distributions	2,958	3,713
Redeemed	(24,741)	(36,671)
Net Increase (Decrease) in Shares Outstanding	(11,862)	(6,613)

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,108.42	$3.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.89	3.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.61%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory arrangements with Acadian Asset Management LLC (Acadian), Baillie Gifford Overseas Ltd. (Baillie Gifford), and Marathon Asset Management LLP (Marathon). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian employs a quantitative investment process that selects global stocks. The firm’s investment process builds portfolios from the bottom up using proprietary valuation models measuring more than 20 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return relative to its country and sector group. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the benchmark index, desired level of risk, and transaction cost estimates. Acadian has managed a portion of the fund since 2004.

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Marathon. Marathon, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Traditional company analysis is de-emphasized in favor of assessing enterprise value, corporate strategy, industry competition, and prospective rate of return on new investments. Sector analysis is conducted using long-term capital cycle data, and country allocations tend to reflect monetary conditions and investor confidence. Marathon has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group.
The board concluded that the performance was such that the advisory arrangement should continue.
Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com
CFA® is a trademark owned by CFA Institute.
Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1292 052014

Semiannual Report | March 31, 2014

Vanguard Strategic Small-Cap
Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	14.09%
MSCI US Small Cap 1750 Index	11.73
Small-Cap Core Funds Average	10.55
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$27.94	$31.35	$0.232	$0.276

1

Chairman’s Letter

Dear Shareholder,

Stocks finished substantially higher for the six months ended March 31, 2014, although markets grew choppier in the period’s second half. Initially, stocks were buoyed by solid corporate earnings, positive economic data, and continuing monetary support from the Federal Reserve. The outlook clouded as investors considered weather-affected economic data and bouts of political and economic instability in some emerging markets.

Vanguard Strategic Small-Cap Equity Fund’s return of 14.09% outpaced the 11.73% result for its benchmark, the MSCI US Small Cap 1750 Index, and the 10.55% average return of its peer group.

All ten market sectors advanced for the fund, nine of them by double digits. Industrials were the standout relative to the benchmark. Except for information technology, all other sectors also contributed to the fund’s outperformance.

Despite recent volatility, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although it became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy grew modestly.

The Fed’s stimulative bond-buying program has helped support the market for several years. Since January, however, the Fed

2

has been making monthly cuts in its purchases, and this has created some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved somewhat, posted strong results, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed ground after a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013.

The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As Greg Davis, the new head of our Fixed Income Group, recently noted, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar 2013, as investors waded

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

back into the muni market. Many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

The model’s stock selection proved strong across most sectors
The fund’s advisor, Vanguard Equity Investment Group, uses a computer-driven quantitative model to select stocks from among the more than 1,700 in its benchmark. The model is built to identify stocks with characteristics that the advisor believes are most likely to produce above-average returns over the long term. The result is a narrower slice of the small-cap market (the fund held about 360 stocks at the end of March), but without the significant additional relative risk that market-capitalization tilts or sector allocation strategies might entail.

Over the six months, the advisor’s model was particularly successful in identifying good performers among industrial stocks; the sector was responsible for nearly half of the fund’s outperformance. Construction and industrial manufacturers performed strongly; those supplying the railway industry did particularly well, because of an increase in traffic arising from an improving economy and greater oil and

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.41%	1.32%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Small-Cap Core Funds.

4

gas production. Airlines were another source of relative strength, benefiting from industry consolidation and improved pricing power.

The energy sector also returned significantly more for the fund than for its benchmark, thanks primarily to a handful of companies active in oil and gas drilling and refining.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

5

Information technology was the sole sector in which the fund fell shy of its benchmark. Detractors included semiconductor companies and computer hardware makers.

More information about the advisor’s management of the fund can be found in the Advisor’s Report that follows this letter.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that reality underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2014

6

Advisor’s Report

For the fiscal half year ended March 31, 2014, Vanguard Strategic Small-Cap Equity Fund returned 14.09%, outpacing its benchmark, the MSCI US Small Cap 1750 Index, which returned 11.73%. Overall, equities continued to produce robust returns. The broad U.S. equity market was up about 12%; large-capitalization stocks rose by about the same amount, and mid-caps were up nearly half a percentage point more than that. U.S. equities outpaced those of other developed countries, while emerging markets continued to underperform. Performance within the fund’s benchmark was broad-based, with all ten sectors generating positive returns. Results were best in industrials, materials, and health care. Consumer staples, consumer discretionary, and telecommunication services lagged.

Over the six months, the Federal Reserve announced reductions to its stimulative bond-buying program. And Chairwoman Janet Yellen’s testimony to Congress in February suggested that tapering was likely to continue despite weather-related softness in recent economic data. There were no major fiscal surprises during the period, and without new policy stimulus (and even with the reductions), the economy seems to be improving: The Institute for Supply Management Manufacturing Index has consistently been above 50 (the dividing line between expansion and contraction in manufacturing), and annualized GDP growth has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine. China has seen its growth rate decelerate as it goes through economic rebalancing in order to move from an investment to a consumption model; Latin America, in turn, has struggled because of China’s weaker demand. The uncertainty triggered by these developments has increased volatility in equity markets.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our process compares stocks within industry groups to identify those with characteristics that we believe will enable them to outperform over the long run.

We use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then construct our portfolio, aiming to maximize return and minimize exposure to risks relative to our benchmark, such as market-cap risk, that our research indicates do not improve returns.

Over the six months, our model was effective in producing positive stock selection results in nine of the ten sectors, with the strongest results in industrials, energy, and consumer staples.

Trinity Industries, Greenbrier Companies, and Alaska Air Group were the largest relative contributors in industrials; Green Plains Renewable Energy, Exterran

7

Holdings, and Matrix Service drove our results in energy; and in consumer staples, Rite Aid and The Andersons were the main contributors. Unfortunately, we were not able to avoid all poor performers. Our information technology selections disappointed as Applied Micro Circuits, Commvault Systems, and Blackbaud did not perform as expected.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 21, 2014

8

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Number of Stocks	363	1,718	3,674
Median Market Cap	$2.4B	$2.4B	$43.7B
Price/Earnings Ratio	21.0x	30.0x	20.1x
Price/Book Ratio	2.6x	2.3x	2.6x
Return on Equity	10.1%	9.9%	17.2%
Earnings Growth
Rate	17.2%	12.2%	12.4%
Dividend Yield	1.2%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	62%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.41%	—	—
30-Day SEC Yield	0.79%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer Discretionary 12.5%		13.3%	12.8%
Consumer Staples	3.8	3.3	8.4
Energy	5.9	5.4	9.4
Financials	23.2	23.4	17.6
Health Care	12.6	12.5	13.0
Industrials	17.0	16.6	11.5
Information Technology	17.2	17.2	18.1
Materials	4.6	5.1	3.9
Telecommunication
Services	0.9	0.5	2.2
Utilities	2.3	2.7	3.1

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.99	0.95
Beta	1.06	1.30

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Trinity Industries Inc.	Construction & Farm
	Machinery & Heavy
	Trucks	0.7%
Alaska Air Group Inc.	Airlines	0.7
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	0.7
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.7
Rite Aid Corp.	Drug Retail	0.7
Aspen Technology Inc.	Application Software	0.7
Brocade
Communications	Communications
Systems Inc.	Equipment	0.7
Lexmark International	Computer Storage &
Inc.	Peripherals	0.7
Pitney Bowes Inc.	Office Services &
	Supplies	0.6
Waddell & Reed	Asset Management
Financial Inc.	& Custody Banks	0.6
Top Ten		6.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratio was 0.38%.

9

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Since
	Date	Year	Years	Inception
Strategic Small-Cap Equity Fund	4/24/2006	29.15%	27.02%	7.20%

See Financial Highlights for dividend and capital gains information.

10

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (12.4%)
	Domino’s Pizza Inc.	39,300	3,025
*	Starz	93,518	3,019
*	Murphy USA Inc.	70,300	2,854
	Brinker International Inc.	54,200	2,843
*	Tower International Inc.	103,600	2,820
*	Jack in the Box Inc.	46,300	2,729
*,^	Smith & Wesson
	Holding Corp.	183,300	2,680
	Hanesbrands Inc.	33,900	2,593
	Nutrisystem Inc.	171,100	2,578
	Brown Shoe Co. Inc.	96,700	2,566
	Graham Holdings Co.
	Class B	3,450	2,428
	Dillard’s Inc. Class A	25,050	2,315
*	Kirkland’s Inc.	114,300	2,113
*	Red Robin Gourmet
	Burgers Inc.	29,100	2,086
	Haverty Furniture Cos. Inc.	62,200	1,847
*	Live Nation
	Entertainment Inc.	75,300	1,638
	Sturm Ruger & Co. Inc.	27,100	1,621
*	Sonic Corp.	65,400	1,490
	Cheesecake Factory Inc.	30,800	1,467
	Columbia Sportswear Co.	17,700	1,463
	Buckle Inc.	28,900	1,324
	Cracker Barrel Old
	Country Store Inc.	12,600	1,225
*	Orbitz Worldwide Inc.	153,000	1,200
*	McClatchy Co. Class A	153,800	987
*	Visteon Corp.	10,200	902
*	Deckers Outdoor Corp.	11,300	901
*	Federal-Mogul Corp.	45,700	855
	Big 5 Sporting Goods Corp.	50,800	815
	Ruth’s Hospitality Group Inc.	65,900	797
*	Overstock.com Inc.	36,200	713
	Capella Education Co.	10,300	650
	Wendy’s Co.	65,700	599

			Market
			Value
		Shares	($000)
*	Grand Canyon Education Inc.	12,600	588
*	Universal Electronics Inc.	15,000	576
	Winmark Corp.	5,300	401
	Destination Maternity Corp.	14,200	389
*	Marriott Vacations
	Worldwide Corp.	6,400	358
	John Wiley & Sons Inc.
	Class A	6,000	346
*	Modine Manufacturing Co.	23,200	340
	La-Z-Boy Inc.	12,000	325
	Children’s Place Retail
	Stores Inc.	5,200	259
*	Unifi Inc.	10,400	240
*	New York & Co. Inc.	53,400	234
*	Libbey Inc.	9,000	234
	CSS Industries Inc.	7,500	203
*	ANN Inc.	4,800	199
*	Citi Trends Inc.	11,000	179
*	Steven Madden Ltd.	4,000	144
	Einstein Noah
	Restaurant Group Inc.	7,900	130
			62,288
Consumer Staples (3.8%)
*	Rite Aid Corp.	531,200	3,331
*	Pilgrim’s Pride Corp.	147,250	3,081
	Nu Skin Enterprises Inc.
	Class A	35,100	2,908
	Andersons Inc.	48,300	2,861
	Sanderson Farms Inc.	35,500	2,786
*	Chiquita Brands
	International Inc.	193,600	2,410
*	USANA Health Sciences Inc.	8,500	640
	Pinnacle Foods Inc.	15,600	466
*	SUPERVALU Inc.	65,600	449
	Coca-Cola Bottling Co.
	Consolidated	1,800	153
			19,085

11

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
Energy (5.9%)
	Exterran Holdings Inc.	70,800	3,107
	Green Plains Renewable
	Energy Inc.	98,800	2,960
*	SEACOR Holdings Inc.	30,500	2,636
*	Matrix Service Co.	76,900	2,598
*	Unit Corp.	37,100	2,425
*	Gran Tierra Energy Inc.	314,000	2,349
*,^	Quicksilver Resources Inc.	876,300	2,305
	Western Refining Inc.	56,600	2,185
*	Clayton Williams Energy Inc.	18,300	2,068
*	Matador Resources Co.	81,700	2,001
	Bristow Group Inc.	26,300	1,986
*	Bonanza Creek Energy Inc.	21,400	950
*	Helix Energy Solutions
	Group Inc.	25,000	574
*	Parker Drilling Co.	77,100	547
*	Abraxas Petroleum Corp.	114,000	451
*	Forest Oil Corp.	56,900	109
			29,251
Financials (23.0%)
	Waddell & Reed
	Financial Inc. Class A	42,500	3,129
	CNO Financial Group Inc.	171,000	3,095
	Protective Life Corp.	54,900	2,887
*	Investment Technology
	Group Inc.	142,000	2,868
	Montpelier Re Holdings Ltd.	93,300	2,777
	Washington Federal Inc.	118,900	2,770
*	Credit Acceptance Corp.	19,412	2,759
*	United Community
	Banks Inc.	137,100	2,661
*	Portfolio Recovery
	Associates Inc.	45,600	2,638
	International
	Bancshares Corp.	98,400	2,468
	Associated Banc-Corp	131,500	2,375
	HCI Group Inc.	64,900	2,362
*	Western Alliance Bancorp	95,400	2,347
*	Flagstar Bancorp Inc.	105,400	2,342
	Cathay General Bancorp	83,200	2,096
	Nelnet Inc. Class A	51,148	2,092
	Glacier Bancorp Inc.	70,400	2,047
*	Howard Hughes Corp.	13,600	1,941
	PrivateBancorp Inc.	60,300	1,840
*	Popular Inc.	58,000	1,797
	LaSalle Hotel Properties	56,800	1,778
	First Midwest Bancorp Inc.	102,700	1,754
	WSFS Financial Corp.	24,200	1,729
	Omega Healthcare
	Investors Inc.	51,300	1,720
	Corrections Corp. of America	52,412	1,642
	Platinum Underwriters
	Holdings Ltd.	27,200	1,635
	East West Bancorp Inc.	43,100	1,573

			Market
			Value
		Shares	($000)
	WesBanco Inc.	49,411	1,573
*	World Acceptance Corp.	20,800	1,562
	Primerica Inc.	32,500	1,531
	RLJ Lodging Trust	56,800	1,519
	EPR Properties	28,400	1,516
	CommonWealth REIT	57,600	1,515
	Retail Properties of
	America Inc.	108,200	1,465
	First Interstate
	Bancsystem Inc.	51,400	1,451
	Home Properties Inc.	24,000	1,443
	Ryman Hospitality
	Properties Inc.	33,000	1,403
	Sovran Self Storage Inc.	18,900	1,388
	Brandywine Realty Trust	92,700	1,340
	CubeSmart	76,400	1,311
*	Strategic Hotels &
	Resorts Inc.	128,100	1,305
	FelCor Lodging Trust Inc.	142,900	1,292
*	First NBC Bank Holding Co.	36,700	1,279
	Ashford Hospitality
	Trust Inc.	112,800	1,271
	Lexington Realty Trust	109,000	1,189
	Geo Group Inc.	35,900	1,157
	Pennsylvania REIT	63,700	1,150
	Inland Real Estate Corp.	108,800	1,148
	Extra Space Storage Inc.	23,600	1,145
	RAIT Financial Trust	134,200	1,139
	Altisource Residential Corp.	36,000	1,136
	Select Income REIT	35,100	1,062
	Ramco-Gershenson
	Properties Trust	64,800	1,056
	CyrusOne Inc.	50,500	1,052
	Medical Properties Trust Inc.	79,400	1,016
	Sabra Health Care REIT Inc.	36,200	1,010
	Healthcare Trust of
	America Inc. Class A	87,600	998
	Aspen Insurance
	Holdings Ltd.	24,300	965
	Universal Health Realty
	Income Trust	22,800	963
*	E*TRADE Financial Corp.	41,600	958
	CoreSite Realty Corp.	30,000	930
*	Forestar Group Inc.	47,500	846
	One Liberty Properties Inc.	39,600	844
	First Merchants Corp.	38,600	835
	First Commonwealth
	Financial Corp.	91,300	825
	Highwoods Properties Inc.	21,300	818
	Oritani Financial Corp.	43,900	694
*	Tejon Ranch Co.	20,139	681
*	Piper Jaffray Cos.	12,800	586
	Trico Bancshares	22,300	578
*	Tristate Capital Holdings Inc.	36,700	522

12

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Old Republic
	International Corp.	29,100	477
	Winthrop Realty Trust	40,700	472
*	Greenlight Capital Re Ltd.
	Class A	14,100	462
	StanCorp Financial Group Inc.	5,000	334
	Southside Bancshares Inc.	10,600	333
*	HomeTrust Bancshares Inc.	20,100	317
	FBL Financial Group Inc.
	Class A	6,800	295
*	KCG Holdings Inc. Class A	24,600	293
	GAMCO Investors Inc.	3,470	269
	CVB Financial Corp.	15,000	239
	1st Source Corp.	7,200	231
	Fulton Financial Corp.	16,600	209
	Provident Financial
	Services Inc.	10,700	197
	Oppenheimer Holdings Inc.
	Class A	6,100	171
	First Industrial
	Realty Trust Inc.	7,900	153
	MainSource Financial
	Group Inc.	7,300	125
	BancorpSouth Inc.	4,000	100
			115,266
Health Care (12.5%)
*	Salix Pharmaceuticals Ltd.	34,700	3,595
*	Charles River Laboratories
	International Inc.	49,100	2,963
*	Isis Pharmaceuticals Inc.	68,200	2,947
*	United Therapeutics Corp.	30,000	2,821
*	PAREXEL International Corp.	51,000	2,759
*	Mallinckrodt plc	42,900	2,720
*	PharMerica Corp.	95,100	2,661
*	VCA Antech Inc.	82,100	2,646
*	Align Technology Inc.	50,600	2,621
*	Corvel Corp.	51,300	2,553
*	Amedisys Inc.	169,300	2,521
*	Bruker Corp.	104,400	2,379
	PDL BioPharma Inc.	264,300	2,196
*	Addus HomeCare Corp.	86,800	2,001
	West Pharmaceutical
	Services Inc.	44,400	1,956
*	Nektar Therapeutics	159,000	1,927
	Chemed Corp.	20,500	1,834
*	MedAssets Inc.	74,100	1,831
*	Centene Corp.	29,400	1,830
*	Gentiva Health
	Services Inc.	194,000	1,769
	Questcor
	Pharmaceuticals Inc.	26,400	1,714
*	Seattle Genetics Inc.	32,800	1,494
*	AMN Healthcare
	Services Inc.	95,800	1,316

			Market
			Value
		Shares	($000)
	Select Medical
	Holdings Corp.	86,400	1,076
*	Affymetrix Inc.	137,700	982
*	Prestige Brands
	Holdings Inc.	32,900	896
*	SurModics Inc.	35,231	796
*	Depomed Inc.	51,000	739
	Cantel Medical Corp.	20,550	693
^	National Research Corp.
	Class B	14,300	627
*	Insys Therapeutics Inc.	13,800	572
*	Health Net Inc.	16,700	568
*	Emergent Biosolutions Inc.	22,400	566
*	ExamWorks Group Inc.	14,500	508
*	Team Health Holdings Inc.	7,800	349
*	DexCom Inc.	8,000	331
*	NuVasive Inc.	8,000	307
*	Jazz Pharmaceuticals plc	1,800	250
*	Omnicell Inc.	5,100	146
*	Dendreon Corp.	48,100	144
*	Myriad Genetics Inc.	4,200	144
			62,748
Industrials (16.9%)
	Trinity Industries Inc.	51,500	3,712
	Alaska Air Group Inc.	38,800	3,620
	Huntington Ingalls
	Industries Inc.	33,100	3,385
	Pitney Bowes Inc.	120,900	3,142
	Terex Corp.	70,300	3,114
	Generac Holdings Inc.	51,400	3,031
	RR Donnelley & Sons Co.	168,500	3,016
	Oshkosh Corp.	49,500	2,914
*	Greenbrier Cos. Inc.	58,900	2,686
	EnerSys Inc.	38,676	2,680
	AO Smith Corp.	57,400	2,642
	Deluxe Corp.	50,000	2,623
*	AECOM Technology Corp.	77,500	2,493
	Kimball International Inc.
	Class B	134,200	2,430
	Hyster-Yale Materials
	Handling Inc.	24,584	2,397
	Lincoln Electric
	Holdings Inc.	32,900	2,369
	Arkansas Best Corp.	63,900	2,361
	Mueller Water
	Products Inc. Class A	208,200	1,978
	Steelcase Inc. Class A	112,400	1,867
	AMERCO	7,900	1,834
*	Swift Transportation Co.	73,600	1,822
*	JetBlue Airways Corp.	205,300	1,784
	G&K Services Inc. Class A	28,800	1,762
*	Taser International Inc.	87,900	1,608
*	United Rentals Inc.	16,700	1,585
	Aceto Corp.	78,600	1,579
	GATX Corp.	23,000	1,561

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*,^	American Airlines Group Inc.	36,400	1,332
*	American Woodmark Corp.	36,100	1,215
*	Engility Holdings Inc.	26,700	1,203
	Manitowoc Co. Inc.	37,400	1,176
	ITT Corp.	27,500	1,176
	Altra Industrial Motion Corp.	31,700	1,132
*	ICF International Inc.	25,300	1,007
	AAR Corp.	37,500	973
	Alliant Techsystems Inc.	6,600	938
	American Railcar
	Industries Inc.	12,100	847
	John Bean
	Technologies Corp.	21,800	674
	Exelis Inc.	29,400	559
*	Spirit Airlines Inc.	9,300	552
	UniFirst Corp.	5,000	550
	Lennox International Inc.	5,900	536
	SkyWest Inc.	39,400	503
*	Trex Co. Inc.	6,600	483
*	Federal Signal Corp.	26,700	398
	Acuity Brands Inc.	2,800	371
*	MRC Global Inc.	13,500	364
	Toro Co.	5,600	354
	US Ecology Inc.	8,431	313
	Quad/Graphics Inc.	12,800	300
*	Ducommun Inc.	11,500	288
	CIRCOR International Inc.	3,300	242
*	Performant Financial Corp.	24,500	222
	Comfort Systems USA Inc.	14,100	215
	AAON Inc.	7,700	215
*	Navigant Consulting Inc.	7,200	134
	Alamo Group Inc.	2,200	120
			84,387
Information Technology (17.1%)
*	Aspen Technology Inc.	77,900	3,300
*	Brocade Communications
	Systems Inc.	310,000	3,289
	Lexmark International Inc.
	Class A	70,500	3,263
	Broadridge Financial
	Solutions Inc.	80,700	2,997
*	Take-Two Interactive
	Software Inc.	134,000	2,939
*	Advanced Micro
	Devices Inc.	732,600	2,938
*	Manhattan Associates Inc.	83,500	2,925
*	RF Micro Devices Inc.	319,200	2,515
*	Unisys Corp.	81,712	2,489
	MAXIMUS Inc.	54,732	2,455
*	Zebra Technologies Corp.	34,600	2,402
*	Ubiquiti Networks Inc.	52,200	2,374
*	SYNNEX Corp.	39,100	2,370
	Anixter International Inc.	23,200	2,355
	Jack Henry &
	Associates Inc.	41,400	2,309

			Market
			Value
		Shares	($000)
	Heartland Payment
	Systems Inc.	52,600	2,180
*	Applied Micro Circuits Corp.	208,200	2,061
*	Gartner Inc.	29,600	2,055
*	CACI International Inc.
	Class A	27,250	2,011
*	Ciena Corp.	87,000	1,978
*	ON Semiconductor Corp.	209,000	1,965
*	Tech Data Corp.	31,700	1,932
*	CoreLogic Inc.	60,500	1,817
	Blackbaud Inc.	56,600	1,772
*	CommVault Systems Inc.	23,300	1,513
*	Super Micro Computer Inc.	84,400	1,466
*	comScore Inc.	41,100	1,348
*	ARRIS Group Inc.	47,500	1,339
*	Global Cash Access
	Holdings Inc.	193,300	1,326
	Booz Allen Hamilton
	Holding Corp. Class A	56,600	1,245
*	Rambus Inc.	100,600	1,081
*	Quantum Corp.	871,200	1,063
*	Silicon Image Inc.	153,500	1,059
	Pegasystems Inc.	29,000	1,024
*	Cirrus Logic Inc.	50,400	1,001
	DST Systems Inc.	10,100	957
*	SunPower Corp. Class A	28,200	910
*	Benchmark Electronics Inc.	38,100	863
*	Sanmina Corp.	42,800	747
*	Sapient Corp.	42,200	720
*	Sigma Designs Inc.	148,500	707
*	Magnachip
	Semiconductor Corp.	38,900	542
	CSG Systems
	International Inc.	19,100	497
*	Plexus Corp.	12,200	489
	Advent Software Inc.	15,600	458
*	Acxiom Corp.	13,300	457
*	ShoreTel Inc.	52,400	451
*	Comverse Inc.	12,500	432
*	Calix Inc.	50,200	423
*	Ingram Micro Inc.	14,200	420
*	MaxLinear Inc.	40,800	387
*	Integrated Device
	Technology Inc.	30,300	371
*	Euronet Worldwide Inc.	8,900	370
*	Brightcove Inc.	35,600	350
*	Electronics For Imaging Inc.	7,000	303
*	TeleTech Holdings Inc.	11,900	292
*	XO Group Inc.	27,800	282
*	OmniVision Technologies Inc.	15,700	278
	Daktronics Inc.	16,900	243
*	PTC Inc.	6,100	216
*	Carbonite Inc.	20,200	206
*	Tableau Software Inc.
	Class A	2,600	198

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Newport Corp.	9,500	197
*	Travelzoo Inc.	7,000	160
	Marchex Inc. Class B	15,000	158
*	Synaptics Inc.	2,400	144
*	iGATE Corp.	3,600	114
*	MicroStrategy Inc. Class A	900	104
			85,602
Materials (4.6%)
	Cytec Industries Inc.	31,600	3,084
	NewMarket Corp.	7,500	2,931
	Packaging Corp. of America	34,500	2,428
*	Ferro Corp.	155,000	2,117
	Neenah Paper Inc.	40,644	2,102
*	Graphic Packaging
	Holding Co.	167,600	1,703
	Domtar Corp.	8,800	988
	Minerals Technologies Inc.	13,300	859
	Quaker Chemical Corp.	10,600	836
	Scotts Miracle-Gro Co.
	Class A	13,400	821
	Worthington Industries Inc.	20,200	773
*	Kraton Performance
	Polymers Inc.	28,900	755
	Sonoco Products Co.	17,000	697
*	Berry Plastics Group Inc.	29,500	683
	Olin Corp.	22,000	607
	Schweitzer-Mauduit
	International Inc.	11,400	486
	A Schulman Inc.	12,000	435
	Steel Dynamics Inc.	20,600	366
	Olympic Steel Inc.	7,400	212
*	Resolute Forest Products Inc.	5,300	107
			22,990
Telecommunication Services (0.8%)
	Atlantic Tele-Network Inc.	40,500	2,670
	Shenandoah
	Telecommunications Co.	18,500	597
	NTELOS Holdings Corp.	40,300	544
	IDT Corp. Class B	23,300	388
			4,199
Utilities (2.2%)
	Black Hills Corp.	46,100	2,658
	Vectren Corp.	58,800	2,316
	American States Water Co.	65,000	2,099
	Otter Tail Corp.	55,100	1,696
	Portland General Electric Co.	18,200	588
	UNS Energy Corp.	7,900	474
	Great Plains Energy Inc.	15,000	406
	Atmos Energy Corp.	8,000	377
	Southwest Gas Corp.	6,600	353
	Unitil Corp.	3,900	128
			11,095
Total Common Stocks
(Cost $385,638)			496,911

		Market
		Value
	Shares	($000)
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.8%)
[2,3] Vanguard Market Liquidity
Fund, 0.122%	19,159,000	19,159

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount
Notes, 0.080%, 4/23/14	100	100
[5,6] Federal Home Loan Bank
Discount Notes, 0.062%,
4/21/14	100	100
		200
Total Temporary Cash Investments
(Cost $19,359)		19,359
Total Investments (103.1%)
(Cost $404,997)		516,270
Other Assets and Liabilities (-3.1%)
Other Assets		4,075
Liabilities[3]		(19,381)
		(15,306)
Net Assets (100%)
Applicable to 15,977,305 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		500,964
Net Asset Value Per Share		$31.35

15

Strategic Small-Cap Equity Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	368,441
Overdistributed Net Investment Income	(94)
Accumulated Net Realized Gains	21,336
Unrealized Appreciation (Depreciation)
Investment Securities	111,273
Futures Contracts	8
Net Assets	500,964

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,198,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 3.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,298,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends	2,563
Interest[1]	2
Securities Lending	87
Total Income	2,652
Expenses
The Vanguard Group—Note B
Investment Advisory Services	210
Management and Administrative	576
Marketing and Distribution	36
Custodian Fees	8
Shareholders’ Reports	4
Total Expenses	834
Net Investment Income	1,818
Realized Net Gain (Loss)
Investment Securities Sold	24,443
Futures Contracts	310
Realized Net Gain (Loss)	24,753
Change in Unrealized Appreciation (Depreciation)
Investment Securities	30,614
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	30,611
Net Increase (Decrease) in Net Assets Resulting from Operations	57,182
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,818	4,244
Realized Net Gain (Loss)	24,753	37,445
Change in Unrealized Appreciation (Depreciation)	30,611	44,468
Net Increase (Decrease) in Net Assets Resulting from Operations	57,182	86,157
Distributions
Net Investment Income	(3,377)	(4,284)
Realized Capital Gain	(4,018)	—
Total Distributions	(7,395)	(4,284)
Capital Share Transactions
Issued	115,909	90,361
Issued in Lieu of Cash Distributions	6,904	3,965
Redeemed	(48,576)	(58,434)
Net Increase (Decrease) from Capital Share Transactions	74,237	35,892
Total Increase (Decrease)	124,024	117,765
Net Assets
Beginning of Period	376,940	259,175
End of Period[1]	500,964	376,940
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($94,000) and $1,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.94	$21.37	$16.44	$16.53	$14.32	$16.60
Investment Operations
Net Investment Income	.117	.345	.238	.176	.154	.145
Net Realized and Unrealized Gain (Loss)
on Investments	3.801	6.585	4.888	(.126)	2.216	(2.257)
Total from Investment Operations	3.918	6.930	5.126	.050	2.370	(2.112)
Distributions
Dividends from Net Investment Income	(. 232)	(. 360)	(.196)	(.140)	(.160)	(.168)
Distributions from Realized Capital Gains	(.276)	—	—	—	—	—
Total Distributions	(. 508)	(. 360)	(.196)	(.140)	(.160)	(.168)
Net Asset Value, End of Period	$31.35	$27.94	$21.37	$16.44	$16.53	$14.32

Total Return[1]	14.09%	32.94%	31.38%	0.20%	16.70%	-12.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$501	$377	$259	$223	$178	$165
Ratio of Total Expenses to
Average Net Assets	0.38%	0.38%	0.38%	0.38%	0.43%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.99%	1.40%	1.16%	0.89%	0.98%	1.18%
Portfolio Turnover Rate	62%	64%	66%	64%	66%	76%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets (Schedule of Investments) for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

Strategic Small-Cap Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	496,911	—	—
Temporary Cash Investments	19,159	200	—
Futures Contracts—Assets[1]	61	—	—
Total	516,131	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2014	32	3,746	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

22

Strategic Small-Cap Equity Fund

At March 31, 2014, the cost of investment securities for tax purposes was $405,005,000. Net unrealized appreciation of investment securities for tax purposes was $111,265,000, consisting of unrealized gains of $117,515,000 on securities that had risen in value since their purchase and $6,250,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $204,569,000 of investment securities and sold $137,312,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	3,885	3,625
Issued in Lieu of Cash Distributions	228	185
Redeemed	(1,626)	(2,446)
Net Increase (Decrease) in Shares Outstanding	2,487	1,364

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,140.85	$2.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q6152 052014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (97.0%)[1]
Argentina (0.1%)
^ Arcos Dorados Holdings Inc. Class A	513,147	5,173

Australia (0.9%)
Brambles Ltd.	1,526,550	13,135
Australia & New Zealand Banking Group Ltd.	132,616	4,080
Fairfax Media Ltd.	2,490,985	2,119
Coca-Cola Amatil Ltd.	196,624	2,015
* Alumina Ltd.	1,797,641	2,002
* BlueScope Steel Ltd.	332,562	1,895
BHP Billiton Ltd.	47,497	1,610
Iluka Resources Ltd.	161,465	1,487
* Recall Holdings Ltd.	340,820	1,469
Orica Ltd.	66,963	1,363
Amcor Ltd.	128,818	1,245
Cochlear Ltd.	22,497	1,191
* Transpacific Industries Group Ltd.	1,060,226	1,130
Toll Holdings Ltd.	208,045	1,006
SAI Global Ltd.	224,028	853
Santos Ltd.	64,488	808
DuluxGroup Ltd.	110,246	587
Sigma Pharmaceuticals Ltd.	791,770	489
ALS Ltd.	69,902	477
Goodman Fielder Ltd.	789,789	452
Metcash Ltd.	148,059	359
Ansell Ltd.	17,029	291
Orora Ltd.	134,459	171
Premier Investments Ltd.	13,328	122
		40,356
Austria (0.1%)
Wienerberger AG	69,220	1,326
Oesterreichische Post AG	19,715	993
Andritz AG	14,050	869
OMV AG	9,426	428
		3,616
Belgium (0.1%)
Anheuser-Busch InBev NV	41,133	4,332

Brazil (0.6%)
BM&FBovespa SA	1,834,600	9,096
Vale SA Preference Shares	304,700	3,807
EDP - Energias do Brasil SA	616,400	2,798
Totvs SA	131,700	2,066
* B2W Cia Digital	164,500	2,008
Cia Energetica de Minas Gerais Preference Shares	227,923	1,532
Telefonica Brasil SA Preference Shares	64,800	1,372
Banco do Brasil SA	80,500	809
Cremer SA	100,000	727
* Brasil Pharma SA	390,000	662
Telefonica Brasil SA ADR	22,084	469
* Braskem SA ADR	24,855	388
Cia Paranaense de Energia ADR	26,864	352
Petroleo Brasileiro SA ADR	19,800	261
		26,347
Canada (3.0%)
Magna International Inc.	273,600	26,303
Bank of Montreal	385,700	25,804
^ Canadian Imperial Bank of Commerce	287,100	24,737
Canadian Natural Resources Ltd.	486,067	18,629
Fairfax Financial Holdings Ltd.	35,978	15,582
^ Ritchie Bros Auctioneers Inc.	343,596	8,291
Rogers Communications Inc. Class B	187,162	7,756
Brookfield Asset Management Inc. Class A	130,220	5,304

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
	Toronto-Dominion Bank	109,400	5,129
			137,535
Chile (0.2%)
	Enersis SA ADR	350,783	5,448
	Cia Cervecerias Unidas SA	130,098	1,460
	Sociedad Quimica y Minera de Chile SA ADR	31,324	994
	Vina Concha y Toro SA	309,938	638
			8,540
China (2.1%)
*	Baidu Inc. ADR	131,101	19,977
^	Mindray Medical International Ltd. ADR	480,249	15,541
	China Resources Enterprise Ltd.	5,406,994	15,286
	China Construction Bank Corp.	15,768,000	11,068
	Tsingtao Brewery Co. Ltd.	1,342,000	9,844
	China Mobile Ltd.	988,000	9,071
	Shandong Weigao Group Medical Polymer Co. Ltd.	6,696,000	7,647
	China Mengniu Dairy Co. Ltd.	485,000	2,434
	Shui On Land Ltd.	7,044,000	1,966
	Yingde Gases Group Co. Ltd.	1,983,000	1,892
*	Li Ning Co. Ltd.	1,792,000	1,213
*	Qihoo 360 Technology Co. Ltd. ADR	9,002	896
	Goodbaby International Holdings Ltd.	1,389,000	742
	Travelsky Technology Ltd.	468,000	416
	Yip's Chemical Holdings Ltd.	300,000	208
			98,201
Colombia (0.0%)
	Bancolombia SA ADR	36,600	2,067

Cyprus (0.0%)
	Globaltrans Investment plc GDR	31,372	361

Czech Republic (0.0%)
	Komercni Banka AS	3,677	879

Denmark (1.1%)
^	Carlsberg A/S Class B	170,032	16,903
	Coloplast A/S Class B	114,359	9,246
*	Jyske Bank A/S	165,007	9,044
*	Vestas Wind Systems A/S	181,078	7,260
^	GN Store Nord A/S	155,595	3,862
	Novo Nordisk A/S Class B	56,733	2,583
*	William Demant Holding A/S	28,183	2,408
*	Topdanmark A/S	25,275	735
	AP Moeller - Maersk A/S Class B	48	575
	Danske Bank A/S	20,406	568
			53,184
Finland (0.4%)
	Sampo Class A	148,468	7,707
^	Tikkurila Oyj	225,903	5,322
^	Metso Oyj	51,047	1,672
	Wartsila OYJ Abp	21,307	1,158
^	Valmet Corp.	57,498	617
	Tieto Oyj	18,385	472
	Cargotec Oyj Class B	9,749	420
^,*	Outokumpu Oyj	151,829	40
			17,408
France (2.0%)
	Airbus Group NV	419,540	30,048
	BNP Paribas SA	233,023	17,966
	Air Liquide SA	94,832	12,842
	Legrand SA	115,283	7,161
	Sanofi	40,253	4,206
	AXA SA	97,853	2,542
	L'Oreal SA	14,865	2,453

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)
* Air France-KLM	149,803	2,250
Groupe Eurotunnel SA	157,188	2,007
^ Neopost SA	23,574	1,863
Eurofins Scientific SE	6,193	1,851
Carrefour SA	45,739	1,769
ArcelorMittal	108,173	1,746
Total SA	17,879	1,177
Vallourec SA	21,414	1,162
Thales SA	14,931	990
Edenred	31,382	984
Vicat	7,530	634
Technip SA	5,352	552
Imerys SA	4,977	443
Nexity SA	9,290	398
		95,044
Germany (2.2%)
* Deutsche Lufthansa AG	834,641	21,884
Muenchener Rueckversicherungs AG	66,894	14,618
Deutsche Boerse AG	133,636	10,639
Merck KGaA	54,230	9,133
Allianz SE	50,712	8,571
BASF SE	55,262	6,149
Fresenius Medical Care AG & Co. KGaA	69,703	4,877
Volkswagen AG Preference Shares	16,714	4,334
Bayerische Motoren Werke AG	34,101	4,309
SAP AG	49,142	3,986
Deutsche Telekom AG	201,059	3,262
Continental AG	9,652	2,315
E.ON SE	69,272	1,353
TUI AG	79,299	1,323
Suedzucker AG	36,413	1,038
Adidas AG	6,063	656
GEA Group AG	13,704	626
Fielmann AG	4,520	608
Hannover Rueck SE	6,228	557
Axel Springer SE	7,319	468
		100,706
Hong Kong (0.9%)
Jardine Matheson Holdings Ltd.	273,200	17,257
Hutchison Whampoa Ltd.	725,000	9,622
Esprit Holdings Ltd.	2,716,014	4,526
HSBC Holdings plc	360,000	3,653
First Pacific Co. Ltd.	1,899,250	1,893
AIA Group Ltd.	301,200	1,432
Hongkong & Shanghai Hotels	1,024,700	1,364
Television Broadcasts Ltd.	189,200	1,134
SmarTone Telecommunications Holdings Ltd.	304,694	340
Texwinca Holdings Ltd.	178,823	192
* New World Development Co. Ltd.	138,666	112
		41,525
India (1.8%)
Infosys Ltd.	275,511	15,079
HCL Technologies Ltd.	646,820	15,072
ICICI Bank Ltd.	618,659	12,957
Tata Consultancy Services Ltd.	284,966	10,182
Infosys Ltd. ADR	167,819	9,093
Wipro Ltd.	653,643	5,991
CESC Ltd.	665,028	5,594
Axis Bank Ltd.	127,671	3,132
Bank of Baroda	142,790	1,728
Bharti Airtel Ltd.	308,578	1,642
Tata Motors Ltd. ADR	32,449	1,149
Tata Motors Ltd.	137,934	932

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
	Cairn India Ltd.	141,163	788
			83,339
Indonesia (0.2%)
	Bank Negara Indonesia Persero Tbk PT	9,929,111	4,375
	Telekomunikasi Indonesia Persero Tbk PT ADR	43,877	1,728
*	Telekomunikasi Indonesia Persero Tbk PT	4,892,500	956
	XL Axiata Tbk PT	1,105,500	430
	Gajah Tunggal Tbk PT	1,297,186	244
			7,733
Ireland (1.4%)
*	Ryanair Holdings plc ADR	484,576	28,498
	CRH plc	537,465	15,049
*	Bank of Ireland	29,953,288	12,756
	Dragon Oil plc	660,747	6,240
	Paddy Power plc	27,269	2,161
*	Bank of Ireland London Shares	2,207,904	946
	Irish Continental Group plc	19,040	799
*	Independent News & Media plc	989,287	241
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			66,690
Italy (0.5%)
^	Piaggio & C SPA	1,800,058	6,451
	Luxottica Group SPA ADR	73,486	4,237
	Saipem SPA	138,497	3,383
*	CNH Industrial NV	240,919	2,773
	UniCredit SPA	112,037	1,024
	Luxottica Group SPA	17,106	988
	Exor SPA	19,437	872
	Intesa Sanpaolo SPA (Registered)	254,377	863
*	Fiat SPA	61,895	722
	Davide Campari-Milano SPA	60,045	492
			21,805
Japan (8.7%)
^	Nippon Telegraph & Telephone Corp.	645,400	35,072
	Hitachi Ltd.	2,757,000	20,407
	Daito Trust Construction Co. Ltd.	217,200	20,119
	Namco Bandai Holdings Inc.	719,350	17,063
	Sumitomo Mitsui Financial Group Inc.	347,000	14,874
	SMC Corp.	52,700	13,899
	Inpex Corp.	1,004,000	13,037
	Tokyo Electron Ltd.	204,800	12,728
	Daiwa House Industry Co. Ltd.	748,000	12,700
	THK Co. Ltd.	562,000	12,599
*	Olympus Corp.	328,400	10,486
	Kao Corp.	259,300	9,183
	Fujitsu Ltd.	1,351,000	8,166
	Toyota Motor Corp.	144,800	8,166
	Secom Co. Ltd.	139,500	8,019
	Rohm Co. Ltd.	172,800	7,716
	FUJIFILM Holdings Corp.	265,000	7,113
	Daiwa Securities Group Inc.	809,000	7,029
	Japan Exchange Group Inc.	286,500	7,003
	Seven & I Holdings Co. Ltd.	178,200	6,790
	Dai-ichi Life Insurance Co. Ltd.	424,700	6,178
	Yamato Holdings Co. Ltd.	269,900	5,809
	East Japan Railway Co.	78,600	5,789
	Mitsubishi UFJ Financial Group Inc.	1,020,200	5,618
	NTT Data Corp.	138,400	5,371
	MS&AD Insurance Group Holdings	231,700	5,304
	Mitsubishi Corp.	233,800	4,337
	Alfresa Holdings Corp.	63,300	4,128
	NTT DOCOMO Inc.	253,400	3,993
	Toyo Suisan Kaisha Ltd.	118,000	3,943

4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)
Kirin Holdings Co. Ltd.	274,000	3,792
Resona Holdings Inc.	767,600	3,709
Mitsubishi Heavy Industries Ltd.	637,000	3,686
Central Japan Railway Co.	31,100	3,633
Sekisui House Ltd.	293,300	3,628
Obayashi Corp.	642,000	3,619
Astellas Pharma Inc.	298,000	3,538
USS Co. Ltd.	251,100	3,527
Isetan Mitsukoshi Holdings Ltd.	278,300	3,433
Toyota Industries Corp.	70,900	3,408
ITOCHU Corp.	266,800	3,122
Sumitomo Electric Industries Ltd.	201,800	3,013
Tokyo Gas Co. Ltd.	594,000	3,012
LIXIL Group Corp.	102,000	2,815
Mitsubishi Estate Co. Ltd.	112,000	2,660
Mizuho Financial Group Inc.	1,284,100	2,545
Dentsu Inc.	66,500	2,518
^ Nippon Meat Packers Inc.	167,000	2,486
Toyo Seikan Group Holdings Ltd.	150,600	2,444
West Japan Railway Co.	59,200	2,416
NKSJ Holdings Inc.	89,400	2,295
Shimizu Corp.	403,000	2,087
Marui Group Co. Ltd.	241,900	2,076
JX Holdings Inc.	412,350	1,988
Sumitomo Forestry Co. Ltd.	190,300	1,910
Sega Sammy Holdings Inc.	83,600	1,877
Sumitomo Chemical Co. Ltd.	507,000	1,869
Hitachi Metals Ltd.	131,000	1,866
Nintendo Co. Ltd.	15,600	1,865
Japan Airlines Co. Ltd.	36,600	1,801
Otsuka Holdings Co. Ltd.	55,700	1,666
Shiseido Co. Ltd.	87,200	1,536
Chiba Bank Ltd.	237,000	1,459
Onward Holdings Co. Ltd.	199,000	1,377
Azbil Corp.	55,500	1,372
Taiyo Nippon Sanso Corp.	148,000	1,164
Bank of Yokohama Ltd.	225,000	1,122
Kinden Corp.	107,000	1,035
Mitsubishi Logistics Corp.	74,000	1,028
^ Yamada Denki Co. Ltd.	289,400	965
* Nippon Suisan Kaisha Ltd.	331,300	696
SKY Perfect JSAT Holdings Inc.	119,200	639
Seino Holdings Co. Ltd.	45,000	429
Aoyama Trading Co. Ltd.	14,900	391
Maeda Road Construction Co. Ltd.	27,000	376
Misawa Homes Co. Ltd.	28,000	361
IT Holdings Corp.	21,900	359
Konaka Co. Ltd.	27,400	190
Yellow Hat Ltd.	5,000	100
		401,542
Malaysia (0.2%)
Tenaga Nasional Bhd.	1,683,000	6,164
AirAsia Bhd.	3,065,400	2,396
		8,560
Mexico (0.6%)
America Movil SAB de CV ADR	927,440	18,438
America Movil SAB de CV	5,852,249	5,800
Grupo Comercial Chedraui SA de CV	1,017,200	2,977
		27,215
Netherlands (0.8%)
Unilever NV	363,181	14,939
* QIAGEN NV	346,400	7,306
Koninklijke Boskalis Westminster NV	71,932	3,959

5

	Vanguard® Global Equity Fund
	Schedule of Investments
	March 31, 2014

			Market
			Value
		Shares	($000)
	Heineken NV	52,437	3,649
	Koninklijke Philips NV	60,746	2,137
*	Koninklijke KPN NV	518,910	1,832
	Akzo Nobel NV	13,276	1,083
	ASML Holding NV	8,318	774
	Randstad Holding NV	7,545	442
			36,121
	New Zealand (0.0%)
	Telecom Corp. of New Zealand Ltd.	718,924	1,524
	PGG Wrightson Ltd.	51,996	19
			1,543
	Norway (1.1%)
	Statoil ASA	1,128,751	31,848
	Schibsted ASA	196,400	12,176
	Norsk Hydro ASA	1,284,833	6,397
	DNB ASA	161,415	2,805
			53,226
	Other (0.3%)
^,2	Vanguard FTSE Emerging Markets ETF	291,483	11,828

	Philippines (0.1%)
	Energy Development Corp.	28,902,200	3,654
	Lopez Holdings Corp.	12,276,549	1,275
			4,929
	Poland (0.0%)
	Tauron Polska Energia SA	215,055	373

	Russia (0.2%)
	Sberbank of Russia ADR	691,365	6,732
	Sistema JSFC GDR	25,109	566
*	LSR Group GDR	38,340	105
			7,403
	Singapore (0.6%)
	DBS Group Holdings Ltd.	1,755,000	22,612
	Great Eastern Holdings Ltd.	229,000	3,409
	GuocoLeisure Ltd.	1,110,000	818
	United Industrial Corp. Ltd.	149,000	373
			27,212
	South Africa (1.2%)
	Naspers Ltd.	378,990	41,762
	Sasol Ltd.	72,225	4,039
	Standard Bank Group Ltd.	210,994	2,780
	Old Mutual plc	663,633	2,233
	MTN Group Ltd.	108,503	2,221
	African Bank Investments Ltd.	1,901,763	1,944
	Anglo American plc Ordinary Shares	60,279	1,534
	Liberty Holdings Ltd.	26,883	317
			56,830
	South Korea (3.2%)
	Samsung Electronics Co. Ltd.	30,685	38,791
	Samsung Electronics Co. Ltd. GDR	41,200	25,977
	Hyundai Motor Co.	70,274	16,616
*	SK Hynix Inc.	426,850	14,483
	Kia Motors Corp.	258,063	14,421
	SK Holdings Co. Ltd.	60,007	10,898
*	LG Display Co. Ltd.	186,430	4,688
	Shinhan Financial Group Co. Ltd.	105,810	4,682
	Hana Financial Group Inc.	115,948	4,250
	S-1 Corp.	36,639	3,069
	Lotte Shopping Co. Ltd.	8,322	2,621
	Kolon Industries Inc.	39,306	2,015
	KB Financial Group Inc.	52,415	1,839

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)
LG Uplus Corp.	175,790	1,727
		146,077
Spain (0.5%)
Distribuidora Internacional de Alimentacion SA	1,526,419	13,959
* Banco Santander SA	330,042	3,151
Viscofan SA	36,187	1,893
* Acerinox SA	114,951	1,848
Acciona SA	16,444	1,426
* Mediaset Espana Comunicacion SA	104,615	1,219
Telefonica SA	40,105	635
		24,131
Sweden (2.6%)
^ Svenska Handelsbanken AB Class A	738,066	37,089
Atlas Copco AB Class B	697,270	19,099
Investor AB Class B	402,922	14,595
Volvo AB Class B	773,375	12,294
Nordea Bank AB	822,698	11,670
^ Skandinaviska Enskilda Banken AB Class A	657,501	9,032
Assa Abloy AB Class B	128,024	6,819
Swedish Match AB	130,004	4,256
Hennes & Mauritz AB Class B	61,501	2,623
Telefonaktiebolaget LM Ericsson Class B	192,682	2,570
Modern Times Group AB Class B	35,802	1,672
Millicom International Cellular SA	3,120	318
^ Oriflame Cosmetics SA	6,251	152
		122,189
Switzerland (3.4%)
Nestle SA	633,706	47,699
Roche Holding AG	145,788	43,848
* Cie Financiere Richemont SA	176,646	16,876
Schindler Holding AG	112,312	16,557
Novartis AG	163,206	13,857
Geberit AG	31,045	10,173
Adecco SA	33,943	2,825
UBS AG	120,876	2,501
Logitech International SA	95,409	1,426
Sonova Holding AG	9,083	1,329
Helvetia Holding AG	967	496
ABB Ltd.	17,148	443
		158,030
Taiwan (2.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,987,301	39,786
Hon Hai Precision Industry Co. Ltd.	8,923,000	25,339
Fubon Financial Holding Co. Ltd.	13,957,279	18,976
United Microelectronics Corp.	20,388,000	8,655
Taiwan Semiconductor Manufacturing Co. Ltd.	1,353,577	5,326
Yungtay Engineering Co. Ltd.	1,513,000	4,349
Delta Electronics Inc.	669,000	4,143
Taishin Financial Holding Co. Ltd.	91,338	41
		106,615
Thailand (0.2%)
Thanachart Capital PCL	2,492,900	2,750
Bangkok Bank PCL (Foreign)	298,900	1,657
Krung Thai Bank PCL (Foreign)	2,968,900	1,651
Advanced Info Service PCL	143,600	1,003
PTT Global Chemical PCL	127,400	284
		7,345
Turkey (0.2%)
Turkiye Garanti Bankasi AS	1,039,898	3,555
Tupras Turkiye Petrol Rafinerileri AS	122,561	2,593
Turkiye Garanti Bankasi AS ADR	493,300	1,682
KOC Holding AS	209,447	883
* Asya Katilim Bankasi AS	868,416	572

7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

		Market
		Value
	Shares	($000)
		9,285
United Arab Emirates (0.0%)
DP World Ltd.	20,737	371

United Kingdom (8.1%)
Prudential plc	2,174,852	46,052
Royal Dutch Shell plc Class A	1,027,670	37,550
Rolls-Royce Holdings plc	1,278,756	22,892
Reckitt Benckiser Group plc	273,464	22,316
Wolseley plc	354,461	20,196
Bunzl plc	684,328	18,246
BP plc ADR	345,686	16,628
British American Tobacco plc	257,400	14,359
Hays plc	4,808,488	11,637
WPP plc	457,667	9,457
BP plc	892,602	7,172
Intertek Group plc	129,088	6,628
Tullow Oil plc	466,581	5,831
Rightmove plc	127,271	5,601
Compass Group plc	361,213	5,515
Capita plc	298,624	5,460
Aggreko plc	199,806	5,006
Unilever plc	113,159	4,840
* Lloyds Banking Group plc	3,767,468	4,713
Associated British Foods plc	100,257	4,652
Diageo plc	138,979	4,317
ITV plc	1,286,180	4,109
Sage Group plc	506,471	3,533
Provident Financial plc	101,539	3,359
Reed Elsevier plc	206,284	3,152
Informa plc	356,498	3,144
* Thomas Cook Group plc	996,725	2,999
Barclays plc	769,490	2,995
Royal Dutch Shell plc Class B	76,483	2,986
G4S plc	736,938	2,974
BHP Billiton plc	96,238	2,972
BAE Systems plc	427,137	2,967
Rio Tinto plc	51,038	2,846
International Personal Finance plc	325,427	2,782
TUI Travel plc	361,122	2,639
3i Group plc	369,457	2,454
Experian plc	135,089	2,438
Stagecoach Group plc	361,761	2,383
Tesco plc	470,010	2,318
DCC plc	39,317	2,140
Spectris plc	54,930	2,125
Carnival plc	54,893	2,097
Rexam plc	257,416	2,092
Homeserve plc	375,930	1,974
Admiral Group plc	77,047	1,835
Glencore Xstrata plc	350,435	1,808
Vodafone Group plc	478,946	1,761
Smiths Group plc	79,347	1,686
ICAP plc	266,548	1,680
Standard Chartered plc	75,694	1,583
WH Smith plc	78,606	1,577
IG Group Holdings plc	135,705	1,421
Cable & Wireless Communications plc	1,448,486	1,271
Jupiter Fund Management plc	166,401	1,113
Serco Group plc	156,789	1,102
Daily Mail & General Trust plc	72,980	1,058
Betfair Group plc	53,952	995
AMEC plc	52,138	977

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
	Bwin.Party Digital Entertainment plc	365,927	774
	Devro plc	192,772	759
	British Sky Broadcasting Group plc	49,576	754
	Home Retail Group plc	205,092	741
	Barratt Developments plc	97,297	671
*,3	Merlin Entertainments plc	100,136	630
	Smith & Nephew plc	37,943	576
	Close Brothers Group plc	22,493	530
	Millennium & Copthorne Hotels plc	55,992	528
	GlaxoSmithKline plc	19,516	520
*	IMI plc	20,961	510
	CSR plc	42,081	510
	Michael Page International plc	61,139	502
	Petrofac Ltd.	18,452	443
	National Express Group plc	93,813	439
	Northgate plc	48,260	418
	Ladbrokes plc	183,923	414
	Centrica plc	74,763	411
*	Perform Group plc	97,253	398
	GVC Holdings plc	46,904	292
	Anglo American plc London Shares	7,120	182
*	Connaught plc	103,081	—
			373,415
United States (45.1%)
Consumer Discretionary (5.8%)
	Royal Caribbean Cruises Ltd.	749,539	40,895
	Comcast Corp. Class A	475,251	23,772
*	Amazon.com Inc.	69,551	23,405
	Harley-Davidson Inc.	349,167	23,258
	Walt Disney Co.	257,280	20,600
	McDonald's Corp.	194,501	19,067
*	CarMax Inc.	355,370	16,631
*	DIRECTV	205,569	15,710
*	Apollo Education Group Inc.	426,901	14,617
	Omnicom Group Inc.	179,877	13,059
*	Tesla Motors Inc.	61,356	12,790
	Dillard's Inc. Class A	135,434	12,514
	Time Warner Inc.	179,416	11,721
*	TripAdvisor Inc.	85,623	7,757
	PulteGroup Inc.	241,035	4,625
	CBS Corp. Class B	52,569	3,249
*	Smith & Wesson Holding Corp.	124,617	1,822
*	Liberty Ventures Class A	10,508	1,370
*	Red Robin Gourmet Burgers Inc.	14,176	1,016
	Capella Education Co.	6,318	399
*	AMC Entertainment Holdings Inc.	16,360	397
	Macy's Inc.	5,263	312
*	FTD Cos. Inc.	9,092	289
	Ruth's Hospitality Group Inc.	23,318	282
*	Overstock.com Inc.	10,574	208
*	Sun-Times Media Group Inc. Class A	130,959	—
			269,765
Consumer Staples (4.3%)
	Tyson Foods Inc. Class A	825,859	36,346
	Coca-Cola Co.	671,228	25,950
	Kroger Co.	544,327	23,760
	Colgate-Palmolive Co.	321,169	20,834
	Procter & Gamble Co.	252,979	20,390
	Coca-Cola HBC AG ADR	677,396	16,847
	PepsiCo Inc.	168,996	14,111
	Costco Wholesale Corp.	61,897	6,913
	JM Smucker Co.	67,806	6,593
*	Rite Aid Corp.	890,259	5,582
	Archer-Daniels-Midland Co.	94,948	4,120

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
	Andersons Inc.	64,804	3,839
	Sanderson Farms Inc.	43,996	3,453
	Dr Pepper Snapple Group Inc.	53,761	2,928
	Clorox Co.	22,328	1,965
*	Omega Protein Corp.	52,359	632
*	Pilgrim's Pride Corp.	25,512	534
*	Pantry Inc.	27,035	415
*	Harbinger Group Inc.	31,329	383
*	Medifast Inc.	11,241	327
	Universal Corp.	5,323	297
			196,219
Energy (4.3%)
	ConocoPhillips	393,908	27,711
	Phillips 66	330,487	25,467
	Valero Energy Corp.	476,649	25,310
	EOG Resources Inc.	120,180	23,576
^,*	Ultra Petroleum Corp.	722,895	19,439
	Marathon Petroleum Corp.	215,911	18,793
	Superior Energy Services Inc.	389,667	11,986
	Western Refining Inc.	259,142	10,003
	Exterran Holdings Inc.	195,080	8,560
	Delek US Holdings Inc.	170,978	4,965
*	Dresser-Rand Group Inc.	83,629	4,885
	PBF Energy Inc. Class A	161,922	4,178
	National Oilwell Varco Inc.	41,538	3,235
	Alon USA Energy Inc.	209,096	3,124
	Comstock Resources Inc.	121,672	2,780
	Green Plains Renewable Energy Inc.	81,984	2,456
*	Basic Energy Services Inc.	38,998	1,069
	Patterson-UTI Energy Inc.	29,621	938
*	Renewable Energy Group Inc.	61,950	742
*	Pioneer Energy Services Corp.	24,998	324
*	Tesco Corp.	16,759	310
			199,851
Financials (8.5%)
*	Berkshire Hathaway Inc. Class B	337,024	42,118
	Bank of America Corp.	1,773,246	30,500
	M&T Bank Corp.	249,143	30,221
	TD Ameritrade Holding Corp.	835,705	28,372
*	Markel Corp.	45,578	27,169
	Moody's Corp.	318,727	25,281
	First Republic Bank	448,639	24,222
	American Express Co.	243,923	21,960
	US Bancorp	416,790	17,864
	JPMorgan Chase & Co.	271,810	16,502
	New York Community Bancorp Inc.	991,150	15,928
	Franklin Resources Inc.	289,605	15,691
*	Alleghany Corp.	30,641	12,483
	Wells Fargo & Co.	246,629	12,267
	Chubb Corp.	124,772	11,142
	Assurant Inc.	165,984	10,782
	Loews Corp.	172,964	7,619
*	PHH Corp.	289,025	7,468
	Travelers Cos. Inc.	80,620	6,861
	American Equity Investment Life Holding Co.	203,168	4,799
	Progressive Corp.	161,753	3,918
	RenaissanceRe Holdings Ltd.	38,303	3,738
	Goldman Sachs Group Inc.	21,082	3,454
	Cash America International Inc.	85,483	3,310
	Capital One Financial Corp.	40,674	3,138
*	United Community Banks Inc.	105,494	2,048
	Platinum Underwriters Holdings Ltd.	34,047	2,046
*	World Acceptance Corp.	16,797	1,261
*	Howard Hughes Corp.	7,973	1,138

10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
	Evercore Partners Inc. Class A	11,689	646
	ING US Inc.	11,828	429
	Symetra Financial Corp.	15,617	310
*	FBR & Co.	9,380	242
	Calamos Asset Management Inc. Class A	17,710	229
			395,156
Health Care (4.4%)
	Johnson & Johnson	282,767	27,776
	Abbott Laboratories	596,694	22,979
*	United Therapeutics Corp.	238,542	22,430
	WellPoint Inc.	215,480	21,451
*	Waters Corp.	144,934	15,712
^,*	Myriad Genetics Inc.	447,318	15,294
	Baxter International Inc.	162,078	11,926
*	Seattle Genetics Inc.	215,000	9,795
*	Illumina Inc.	65,063	9,672
	Pfizer Inc.	296,166	9,513
	PDL BioPharma Inc.	954,302	7,930
	Merck & Co. Inc.	74,746	4,243
*	Magellan Health Services Inc.	68,379	4,058
*	Varian Medical Systems Inc.	46,234	3,883
*	Intuitive Surgical Inc.	8,519	3,731
	Select Medical Holdings Corp.	272,459	3,392
	Kindred Healthcare Inc.	93,251	2,184
*	Charles River Laboratories International Inc.	29,881	1,803
*	Albany Molecular Research Inc.	58,300	1,084
*	Emergent Biosolutions Inc.	35,621	900
*	Affymetrix Inc.	91,726	654
*	Repligen Corp.	50,286	647
*	Cambrex Corp.	32,835	620
*	Addus HomeCare Corp.	24,641	568
*	Centene Corp.	8,926	556
*	Triple-S Management Corp. Class B	28,538	461
*	Mallinckrodt plc	7,134	452
*	Anika Therapeutics Inc.	10,205	419
	HealthSouth Corp.	9,018	324
*	AMN Healthcare Services Inc.	19,625	270
*	Cross Country Healthcare Inc.	30,054	243
*	Alliance HealthCare Services Inc.	6,889	231
*	Five Star Quality Care Inc.	40,229	196
			205,397
Industrials (6.0%)
	Northrop Grumman Corp.	285,442	35,218
	Alaska Air Group Inc.	316,890	29,569
	Raytheon Co.	260,851	25,769
	L-3 Communications Holdings Inc.	202,260	23,897
	Southwest Airlines Co.	796,126	18,796
	Lockheed Martin Corp.	98,887	16,142
	Lincoln Electric Holdings Inc.	213,507	15,375
	3M Co.	112,283	15,232
	Exelis Inc.	794,334	15,100
	Alliant Techsystems Inc.	98,805	14,045
	Deere & Co.	105,691	9,597
	MSC Industrial Direct Co. Inc. Class A	75,926	6,569
	Emerson Electric Co.	92,958	6,210
*	Clean Harbors Inc.	108,375	5,938
	Caterpillar Inc.	59,222	5,885
	CH Robinson Worldwide Inc.	100,504	5,265
	Huntington Ingalls Industries Inc.	51,399	5,256
	Expeditors International of Washington Inc.	120,683	4,783
*	Hawaiian Holdings Inc.	253,452	3,538
	AAR Corp.	116,643	3,027
	Towers Watson & Co. Class A	18,220	2,078
*	JetBlue Airways Corp.	188,035	1,634

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

			Market
			Value
		Shares	($000)
*	Engility Holdings Inc.	24,928	1,123
	SkyWest Inc.	82,745	1,056
*	Republic Airways Holdings Inc.	106,831	976
	Kimball International Inc. Class B	48,535	879
*	RPX Corp.	53,302	868
	Argan Inc.	20,418	607
*	CBIZ Inc.	40,784	374
	NN Inc.	17,725	349
*	Greenbrier Cos. Inc.	7,400	337
*	Ducommun Inc.	12,486	313
*	Korn/Ferry International	10,288	306
	Standex International Corp.	5,537	297
	UniFirst Corp.	2,592	285
	Comfort Systems USA Inc.	14,792	225
	Quad/Graphics Inc.	8,603	202
*	Xerium Technologies Inc.	10,380	167
	Barrett Business Services Inc.	1,338	80
			277,367
Information Technology (9.8%)
*	eBay Inc.	715,900	39,546
*	Google Inc. Class A	31,065	34,622
	FLIR Systems Inc.	838,688	30,193
	Computer Sciences Corp.	454,615	27,650
	Seagate Technology plc	360,824	20,264
	Oracle Corp.	481,131	19,683
*	Dolby Laboratories Inc. Class A	408,448	18,176
	MasterCard Inc. Class A	235,567	17,597
	Linear Technology Corp.	359,422	17,500
	Visa Inc. Class A	78,237	16,888
	Xilinx Inc.	296,575	16,095
	QUALCOMM Inc.	203,300	16,032
	Microsoft Corp.	376,043	15,414
*	Teradyne Inc.	764,575	15,207
	Analog Devices Inc.	247,594	13,157
	Western Digital Corp.	141,729	13,014
*	CACI International Inc. Class A	147,426	10,880
	Intel Corp.	376,500	9,718
*	Facebook Inc. Class A	115,008	6,928
	DST Systems Inc.	70,903	6,721
	Automatic Data Processing Inc.	86,897	6,714
	Altera Corp.	181,070	6,562
*	Teradata Corp.	128,570	6,324
*	Cirrus Logic Inc.	292,731	5,817
	Lexmark International Inc. Class A	120,396	5,573
	Texas Instruments Inc.	112,148	5,288
*	AOL Inc.	120,637	5,280
^,*	Twitter Inc.	104,690	4,886
	Accenture plc Class A	58,734	4,682
*	TiVo Inc.	255,689	3,383
	Heartland Payment Systems Inc.	75,978	3,149
*	Unisys Corp.	99,122	3,019
	Convergys Corp.	130,945	2,869
*	Kulicke & Soffa Industries Inc.	174,695	2,203
	Broadridge Financial Solutions Inc.	58,268	2,164
	Hewlett-Packard Co.	60,873	1,970
	Paychex Inc.	44,459	1,894
	CSG Systems International Inc.	72,359	1,884
*	Ingram Micro Inc.	62,062	1,835
*	Benchmark Electronics Inc.	78,684	1,782
*	Euronet Worldwide Inc.	40,109	1,668
*	Take-Two Interactive Software Inc.	58,274	1,278
	Intuit Inc.	16,155	1,256
*	Magnachip Semiconductor Corp.	57,252	798
*	Constant Contact Inc.	28,538	698

12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

					Market
					Value
				Shares	($000)
*	SYNNEX Corp.			9,379	569
*	Global Cash Access Holdings Inc.			79,374	545
*	OmniVision Technologies Inc.			29,643	525
*	Photronics Inc.			54,881	468
*	Insight Enterprises Inc.			18,138	455
	Booz Allen Hamilton Holding Corp. Class A			19,381	426
*	Amkor Technology Inc.			52,577	361
	ManTech International Corp. Class A			12,263	361
*	International Rectifier Corp.			11,301	310
*	Sykes Enterprises Inc.			15,063	299
	United Online Inc.			25,472	294
*	Autobytel Inc.			9,100	113
					452,987
Materials (2.0%)
	Praxair Inc.			251,279	32,910
	Domtar Corp.			160,496	18,011
	Martin Marietta Materials Inc.			100,840	12,943
	Sigma-Aldrich Corp.			77,006	7,191
	Greif Inc. Class A			83,443	4,380
	Sonoco Products Co.			82,218	3,372
	Olin Corp.			85,741	2,367
	Dow Chemical Co.			46,312	2,250
	Neenah Paper Inc.			26,926	1,393
*	Resolute Forest Products Inc.			59,645	1,198
	PH Glatfelter Co.			42,530	1,158
	Myers Industries Inc.			56,409	1,124
	Minerals Technologies Inc.			10,210	659
*	Clearwater Paper Corp.			8,460	530
	FutureFuel Corp.			19,296	392
					89,878
Telecommunication Services (0.0%)
	United States Cellular Corp.			7,775	319
	IDT Corp. Class B			13,786	229
					548

					2,087,168
Total Common Stocks (Cost $3,590,267)					4,486,249

		Coupon
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.3%)
4,5	Vanguard Market Liquidity Fund	0.122%		291,620,941	291,621

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6,7	Fannie Mae Discount Notes	0.080%	5/14/14	2,500	2,499
7,8	Federal Home Loan Bank Discount Notes	0.050%-0.125%	5/30/14	1,500	1,500
7,8	Federal Home Loan Bank Discount Notes	0.080%-0.090%	7/16/14	2,400	2,399
					6,398
Total Temporary Cash Investments (Cost $298,020)					298,019
Total Investments (103.4%) (Cost $3,888,287)					4,784,268
Other Assets and Liabilities—Net (-3.4%)					(157,475)
Net Assets (100%)					4,626,793

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $140,425,000.
* Non-income-producing security.

13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2014

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 4.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the value of this security represented 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $147,352,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $5,099,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

© 2014 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1292 052014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.